MARTIN J. BRILL (State Bar No. 53220)
PHILIP A. GASTEIER (State Bar No. 130043)
ROBINSON, DIAMANT & BRILL
A Professional Corporation
1888 Century Park East, Suite 1500
Los Angeles, California 90067
Telephone: (310) 277-7400
Telecopier: (310) 277-7584

Attorneys for Debtor and Debtor in Possession

BRAD R. GODSHALL
PACHULSKI, STANG, ZIEHL & YOUNG PC
10100 Santa Monica Boulevard, 11th Floor
Los Angeles, California 90067
Telephone: (310) 277-6910

Attorneys for Franklin Electronic Publishing, Inc.

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA


In re

VOICE POWERED TECHNOLOGY                       Bk. No. LA 97-46292-VZ
INTERNATIONAL, INC., a California              Chapter 11
corporation,

           Debtor.

--------------------------------------------------------------------------------


1. ORDER APPROVING AMENDED DISCLOSURE STATEMENT AND FIXING TIME FOR FILING ACCEPTANCES OR REJECTIONS OF PLAN, AND FIXING OTHER DATES, COMBINED WITH NOTICE THEREOF ENTERED JANUARY 26, 1998

2. AMENDED DISCLOSURE STATEMENT AND PLAN OF REORGANIZATION FOR VOICE POWERED TECHNOLOGY INTERNATIONAL, INC. DATED AS OF JANUARY 21, 1998

MARTIN J. BRILL (State Bar No. 53220)
PHILIP A. GASTEIER (State Bar No. 130043)
ROBINSON, DIAMANT & BRILL
A Professional Corporation
1888 Century Park East, Suite 1500
Los Angeles, California 90067
Telephone: (310) 277-7400
Telecopier: (310) 277-7584

Attorneys for Debtor and Debtor in Possession

BRAD R. GODSHALL
PACHULSKI, STANG, ZIEHL & YOUNG PC
10100 Santa Monica Boulevard, 11th Floor
Los Angeles, California 90067
Telephone: (310) 277-6910

Attorneys for Franklin Electronic Publishing, Inc.


                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA


In re                                    Bk. No. LA 97-46292-VZ

VOICE POWERED TECHNOLOGY                 Chapter 11
INTERNATIONAL, INC., a California
corporation,                             ORDER APPROVING AMENDED
                                         DISCLOSURE STATEMENT AND FIXING
               Debtor.                   TIME FOR FILING ACCEPTANCES OR
                                         REJECTIONS OF PLAN, AND FIXING OTHER
                                         DATES, COMBINED WITH NOTICE
                                         THEREOF

                                         HEARING ON CONFIRMATION OF PLAN:
                                         Date:  April 23, 1998
                                         Time:  3:00 P.M.
                                         Place: Courtroom "1368"
-------------------------------------

AT LOS ANGELES, CALIFORNIA, IN SAID DISTRICT ON THIS 23RD DAY OF JANUARY, 1998:

     The Amended Disclosure Statement and Plan of Reorganization for Voice Powered Technology International, Inc. dated as of January 21, 1998 (the "Disclosure Statement") having been filed by Voice Powered Technology International, Inc. ("Debtor") and Franklin Electronic Publishing, Inc. ("Franklin, and collectively with Debtor, the "Proponents"), said Disclosure Statement referring to the plan of reorganization contained therein (the "Plan"); and

     It having been determined after hearing on notice that the Disclosure Statement contains adequate information under 11 U.S.C. Section 1125;

        IT IS ORDERED AND NOTICE IS HEREBY GIVEN that:

        A.     The Disclosure Statement is hereby approved;

        B. March 9, 1998 is fixed as the last day for returning ballots accepting or rejecting the Plan so that they are actually received at the address specified in the ballots no later than 5:00 p.m. Pacific Standard Time, on March 9, 1998. Any ballots received after that time and date shall not be counted.

        C. On or before February 9, 1998, copies of the Disclosure Statement and Plan, and this Order and Notice shall be transmitted by first-class mail to all creditors and equity security holders, including without limitation, record holders of the Debtor's equity securities as of January 21, 1998, and shall be transmitted to the United States Trustee as provided in Federal Rule of Bankruptcy Procedure 3017(d), together with ballots for accepting or rejecting the Plan conforming to Official Form 14, for each class voting on the Plan.

        D. April 23, 1998, at 3:00 P.M. is fixed as the date and time for the hearing on confirmation of the Plan, which hearing shall be held in Courtroom 1368, Roybal Federal Building, 255 E. Temple Street, Los Angeles, California 90012.

        E. Any party wishing to object to confirmation of the Plan must file a statement of preliminary objections, setting forth the grounds for such objections, not later than March 9, 1998, and serve a copy on counsel for the Proponents, whose names and addresses appear in the upper left hand corner of the first page of this Notice, so that it is actually received not later than March 9, 1998.

        F. On or before March 16, 1998, the Proponents shall file their Motion in support of confirmation of the Plan, and serve a copy on all parties who have filed a preliminary statement of objections to confirmation, all parties voting to reject the Plan, parties who have filed and served requests for special notice and the United States Trustee. Objections to such Motion must be filed and served on counsel for the Proponents not less than 11 days prior to the hearing on confirmation of the Plan. Any objections not so filed and served shall be deemed waived.

DATED: January 23, 1998

                                                      /s/
                                 ----------------------------------------------
                                              VINCENT P. ZURZOLO
                                        United States Bankruptcy Judge

DATED: January 26, 1998

MARTIN J. BRILL (State Bar No. 53220)
PHILIP A. GASTEIER (State Bar No. 130043)
ROBINSON, DIAMANT & BRILL
A Professional Corporation
1888 Century Park East, Suite 1500
Los Angeles, California 90067
Telephone: (310) 277-7400
Telecopier: (310) 277-7584

Attorneys for Debtor and Debtor in Possession

BRAD R. GODSHALL
PACHULSKI, STANG, ZIEHL & YOUNG PC
10100 Santa Monica Boulevard, 11th Floor
Los Angeles, California 90067
Telephone: (310) 277-6910

Attorneys for Franklin Electronic Publishing, Inc.

                         UNITED STATES BANKRUPTCY COURT

                         CENTRAL DISTRICT OF CALIFORNIA


In re                                        Bk. No. LA 97-46292-VZ

VOICE POWERED TECHNOLOGY
INTERNATIONAL, INC., a California            Chapter 11
corporation,
                                             AMENDED DISCLOSURE STATEMENT AND PLAN OF REORGANIZATION FOR
               Debtor.                       VOICE POWERED TECHNOLOGY INTERNATIONAL, INC. DATED AS OF
                                             JANUARY 21, 1998

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                            PAGE
                                                                                                                            ----
I.           INTRODUCTION................................................................................................     1

II.          GENERAL DISCLAIMER AND VOTING PROCEDURE.....................................................................     1

III.         WHO MAY OBJECT TO CONFIRMATION OF THE PLAN..................................................................     1

IV.          WHO MAY VOTE TO ACCEPT OR REJECT THE PLAN...................................................................     1

V.           VOTES NECESSARY TO CONFIRM THE PLAN.........................................................................     2

VI.          INFORMATION REGARDING VOTING IN THIS CASE...................................................................     2

VII.         DESCRIPTION OF DEBTOR'S PAST AND FUTURE BUSINESS AND EVENTS PRECIPITATING BANKRUPTCY FILING.................     3

VIII.        CRITICAL PLAN PROVISIONS....................................................................................     3

IX.          DESCRIPTION AND TREATMENT OF CLAIMS.........................................................................     4

             a.       Overview of Plan Distributions.....................................................................     4
             b.       Administrative Expenses............................................................................     5
             c.       Unsecured Tax Claims...............................................................................     6
             d.       CLASS ONE..........................................................................................     6
             e.       CLASS TWO..........................................................................................     7
             f.       CLASS THREE........................................................................................     7
             g.       CLASS FOUR.........................................................................................     7
             h.       CLASS FIVE.........................................................................................     8
             i.       CLASS SIX..........................................................................................     8
             j.       CLASS SEVEN........................................................................................     9

X.           SOURCE OF MONEY TO PAY CLAIMS AND INTEREST-HOLDERS..........................................................     9

XI.          FINANCIAL RECORDS CONCERNING DEBTOR.........................................................................    10

XII.         ASSETS AND LIABILITIES OF THE ESTATE........................................................................    10
             a.       Assets.............................................................................................    10
             b.       Liabilities........................................................................................    10
             c.       Summary............................................................................................    10

XIII.        TREATMENT OF NONCONSENTING CLASSES..........................................................................    10

XIV.         TREATMENT OF NONCONSENTING MEMBERS OF CONSENTING CLASS (CHAPTER 7 LIQUIDATION ANALYSIS).....................    10

XV.          FUTURE DEBTOR...............................................................................................    11

             a.       Management of Debtor...............................................................................    11
             b.       Disbursing Agent...................................................................................    11
             c.       Future Financial Outlook...........................................................................    12

XVI.         SALE OF PROPERTY; ASSUMPTION OF CONTRACTS AND LEASES; OTHER PROVISIONS......................................    12

XVII.        BANKRUPTCY PROCEEDINGS......................................................................................    12

XVIII.       TAX CONSEQUENCES OF PLAN....................................................................................    13

             a.       Tax Consequences To Holders Of Claims..............................................................    13

                      1.      Consideration Allocable To Interest........................................................    13
                      2.      Holders Of Claims Receiving Only Cash......................................................    14
                      3.      Secured Claims.............................................................................    14

             b.       Tax Consequences To Holder Of Interests............................................................    14
             c.       Backup Withholding.................................................................................    14

XIX.         EFFECT OF CONFIRMATION OF PLAN..............................................................................    14

             a.       General comments...................................................................................    14
             b.       Discharge of liability for payment of debts; status of liens; equity security holders..............    15
             c.       Applicability of Sections 1125 and 1145 of the Bankruptcy Code to Common
                      Stock and other Securities Issued Under the Plan, and to Subsequent Transfers......................    15
             d.       Modification of the Plan...........................................................................    16
             e.       Post-Confirmation Causes of Action.................................................................    16
             f.       Final Decree.......................................................................................    16
             g.       Retention Of Jurisdiction..........................................................................    16
             h.       Request For Confirmation...........................................................................    16

XX.          DECLARATION IN SUPPORT OF DISCLOSURE STATEMENT AND PLAN.....................................................    17

I. INTRODUCTION

On September 22, 1997, Voice Powered Technology International, Inc. ("Debtor") filed a bankruptcy petition under Chapter 11 of the Bankruptcy Code ("Code"). The document you are reading is both the Plan of Reorganization ("Plan") and the Disclosure Statement. Debtor and Franklin Electronic Publishing, Inc. ("Franklin") (collectively, "Proponents") have proposed the Plan to treat the claims of the Debtor's creditors and the interests of shareholders and to reorganize the Debtor's business affairs. A disclosure statement describes the assumptions that underlie the Plan and how the Plan will be executed. The Bankruptcy Court ("Court") has approved the form of this document as an adequate disclosure statement, containing enough information to enable parties affected by the Plan to make an informed judgment about the Plan. The Court has not yet confirmed the Plan, which means the terms of the Plan are not now binding on anyone.

The Proponents have reserved April 23, 1998 in Courtroom 1368 for a hearing to determine whether the Court will confirm the Plan.

Any interested party desiring further information should contact: Philip A. Gasteier, Esq. at Robinson, Diamant & Brill, a Professional Corporation, at 1888 Century Park East, Suite 1500, Los Angeles, California 90067, (301) 277-7400, FAX (310) 277-7584.

II. GENERAL DISCLAIMER AND VOTING PROCEDURE

PLEASE READ THIS DOCUMENT, INCLUDING THE ATTACHED EXHIBITS, CAREFULLY. IT EXPLAINS WHO MAY OBJECT TO CONFIRMATION OF THE PLAN. IT EXPLAINS WHO IS ENTITLED TO VOTE TO ACCEPT OR REJECT THE PLAN. IT ALSO TELLS ALL CREDITORS AND ANY SHAREHOLDERS OR PARTNERS WHAT TREATMENT THEY CAN EXPECT TO RECEIVE UNDER THE PLAN, SHOULD THE PLAN BE CONFIRMED BY THE COURT.

THE SOURCES OF FINANCIAL DATA RELIED UPON IN FORMULATING THIS DOCUMENT ARE SET FORTH IN THE DECLARATION IN SECTION XX BELOW. ALL REPRESENTATIONS ARE TRUE TO THE PROPONENTS' BEST KNOWLEDGE.

NO REPRESENTATIONS CONCERNING THE DEBTOR THAT ARE INCONSISTENT WITH ANYTHING CONTAINED HEREIN ARE AUTHORIZED EXCEPT TO THE EXTENT, IF AT ALL, THAT THE COURT ORDERS OTHERWISE.

THIS DISCLOSURE STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE STATEMENTS CONTAINED HEREIN.

After carefully reviewing this document and the attached exhibits, please vote on the enclosed ballot and return it in the enclosed envelope.

The Proponents have reserved a hearing date for a hearing to determine whether the Court will confirm the Plan. Please refer to Section I above for the specific hearing date. If, after receiving the ballots, it appears that the Proponents have the requisite number of votes required by the Code, the Proponents will file a motion (the "Motion") for an order confirming the Plan.

The Motion shall at least be served on all impaired creditors and shareholders who reject the Plan and on the Office of the United States Trustee. Any opposition to the Motion shall be filed and served on the Proponents at the address set forth on page 1 hereof no later than eleven days prior to the hearing date. Failure to oppose the confirmation of the Plan may be deemed consent to the Plan's confirmation.

III. WHO MAY OBJECT TO CONFIRMATION OF THE PLAN

Any party in interest may object to confirmation of the Plan, but as explained below not everyone is entitled to vote to accept or reject the Plan.

IV. WHO MAY VOTE TO ACCEPT OR REJECT THE PLAN

It requires both an allowed and impaired claim or interest in order to vote either to accept or reject the Plan. A claim is defined by the Code to include a right to payment from the Debtor. An interest represents an ownership stake in the Debtor.

In order to vote a creditor or interest-holder must first have an allowed claim or interest. With the exceptions explained below, a claim is allowed if proof of the claim or interest is properly filed before any bar date and no party in interest has objected, or if the court has entered an order allowing the claim or interest. Please refer to Section VI below for specific information regarding bar dates in this case.

Under certain circumstances a creditor may have an allowed claim even if a proof of claim was not filed and the bar date for filing a proof of claim has passed. A claim is deemed allowed if the claim is listed on the Debtor's schedules and is not scheduled as disputed, contingent, or unliquidated. Exhibit "A" contains a list of claims that are not scheduled as disputed, contingent, or unliquidated, unless otherwise indicated.

Similarly, an interest is deemed allowed if it is shown on the list of equity security holders filed by the Debtor with the court and is not scheduled as disputed.

In order to vote, an allowed claim or interest must also be impaired by the Plan.

Impaired creditors include those whose legal, equitable, and contractual rights are altered by the Plan, even if the alteration is beneficial to the creditor. The claims of all unsecured creditors (Classes 3 and 4) are impaired under the Plan. A contract provision that entitles a creditor to accelerated payment upon default does not, however, necessarily render the claimant impaired, even if the Debtor defaulted and the Plan does not provide the creditor with accelerated payment. The creditor is deemed unimpaired so long as the Plan cures the default, reinstates the maturity of such claim as it existed before default, and compensates for any damages incurred as a result of reasonable reliance upon the acceleration clause.

Impaired interest-holders include those whose legal, equitable, and contractual rights are altered by the Plan, even if the alteration is beneficial to the interest holder. Class 5 and Class 7 interest holders are impaired under the Plan. Class 6 interest holders are not impaired under the Plan although such interest holders will find their equitable interest in the Debtor substantially diluted in that the Plan provides for the conversion of Franklin's secured claim against the estate into common stock in the Debtor sufficient to give Franklin an eighty percent (80%) equity interest in Debtor (on a fully diluted basis following conversion of all of Debtor's outstanding convertible preferred stock into common stock in accord with this Plan) (the "Stock Issuance").

There are also some types of claims which the Code requires be treated a certain way. For that reason they are considered unimpaired and therefore holders of these claims cannot vote.

To summarize, there are two prerequisites to voting: a claim or interest must be both allowed and impaired under the Plan.

If a creditor or interest-holder has an allowed and impaired claim or interest, then he or she may vote either to accept or reject the Plan (unimpaired claimants or interest-holders are deemed to have accepted the Plan). Impaired claims or interests are placed in classes and it is the class that must accept the Plan. Members of unimpaired classes do not vote, although as stated above, they may object to confirmation of the Plan. Even if all classes do not vote in favor of the Plan, the Plan may nonetheless be confirmed if the dissenting classes are treated in a manner prescribed by the Code. Please refer to Section VI below for information regarding impaired and unimpaired classes in this case.

Section IX sets forth which claims are in which class. Secured claims are placed in separate classes from unsecured claims. Fed. R. Bankr. P. 3018(d) provides:
"A creditor whose claim has been allowed in part as a secured claim and in part as an unsecured claim shall be entitled to accept or reject a plan in both capacities."

V. VOTES NECESSARY TO CONFIRM THE PLAN

The Court may confirm the Plan if at least one noninsider impaired class of claims has accepted and certain statutory requirements are met as to both nonconsenting members within a consenting class and as to dissenting classes. A class of claims has accepted the Plan when more than one-half in number and at least two-thirds in amount of the allowed claims actually voting, vote in favor of the Plan. A class of interests has accepted the Plan when at least two-thirds in amount of the allowed interests of such class actually voting have accepted it. It is important to remember that even if the requisite number of votes to confirm the Plan are obtained, the Plan will not bind the parties unless and until the Court makes an independent determination that confirmation is appropriate. That is the subject of any upcoming confirmation hearing.

VI. INFORMATION REGARDING VOTING IN THIS CASE

The bar date for filing a proof of claim in this case was November 17, 1997. Exhibit "A" lists claims filed and identifies likely objections to claims identified to date. The Proponents anticipate filing objections to claims in January or February, 1998.

In this case the Proponents believe that classes 1, 3, 4 and 5 are impaired and therefore entitled to vote. Classes 2 and 6 are unimpaired and therefore do not vote. Class 7 interests are impaired but not entitled to vote because they are canceled under the

Plan. A party that disputes the Proponents' characterization of its claim or interest as unimpaired may request a finding of impairment from the Court in order to obtain the right to vote.

Ballots must be received by the Proponents, addressed to Marina Fineman at Robinson, Diamant & Brill, A Professional Corporation, at 1888 Century Park East, Suite 1500, Los Angeles, California 90067, by 5:00 p.m. Pacific Time on March 9, 1998.

VII. DESCRIPTION OF DEBTOR'S PAST AND FUTURE BUSINESS AND EVENTS PRECIPITATING BANKRUPTCY FILING

The Debtor is a California corporation. The Debtor has not elected to be treated as a small business under 11 U.S.C. Section 1121(e).

Debtor conducted the majority of its business activity in Los Angeles since its inception.

What follows is a brief summary of the dates and circumstances that led Debtor to file bankruptcy. Since the calendar quarter ended December 31, 1995, the Debtor has sustained significant net operating losses. The losses were due to a decline in sales of the Debtor's main product line as well as several new product launches which were not accepted in the consumer marketplace. The Debtor continued its efforts to restructure operations by reducing operating costs, seeking additional equity capital and pursuing other merger alternatives.

In May, 1997, the Debtor concluded a transaction with Franklin which included the selling of a portion of the Debtor's product line to Franklin as well as obtaining $1.7 million in long-term debt from Franklin and using the proceeds to settle then existing obligations to various trade creditors (see notes 2 and 3 of Exhibit "C" attached hereto). Despite these efforts, the Debtor continued to be unable to generate sufficient revenues and gross profit to sustain its ongoing costs of operations, further depleting working capital. In August, 1997, Debtor was unable to timely launch its new line of products due to delays in the start-up manufacturing for these products. Lastly, in August, 1997, the Debtor was sued by Everen Securities, Inc., a company which the Debtor had retained in May, 1996, to assist in seeking out strategic alternatives, and which the Debtor terminated in February, 1997. This suit filed in Federal District Court in Illinois asserted a claim against the Debtor of $435,000 for fees allegedly due Everen as a result of the aforementioned transaction the Debtor consummated in May, 1997. The Debtor disputes this claim but did not have adequate cash resources to defend this suit. The stock of the Debtor is publicly held, and traded on NASDAQ until April of 1997. It has been eligible for trade on the OTC Bulletin Board since that time.

What follows is a brief description of the Debtor's business and future business plans. Further details relating to the Debtor's financial condition and post-confirmation operation of the Debtor are found in sections X, XI, XII, XIV and XV.

Before bankruptcy, Debtor manufactured and sold the following types of products: portable voice recognition based consumer electronic products. Debtor will continue this business activity following confirmation of the Plan. Additionally, however, following confirmation of the Plan Debtor will become an eighty percent (80%) subsidiary of Franklin (or of Franklin's nominee) pursuant to the Stock Issuance. As such, Franklin may well elect to engage Debtor in Franklin's existing business lines. (See Section X below.)

Franklin is one of the world's largest designers, developers, and publishers of electronic books, having sold more than 15 million units since 1986. The company's electronic books are hand-held, battery-powered devices that incorporate the text of a reference work or data base and permit the user to read selected portions on a display screen.

Franklin owns or has licenses to publish in electronic hand-held format more than 200 titles, including monolingual and bilingual dictionaries, the Bible, encyclopedias, entertainment-oriented publications, educational publications, and medical publications. Franklin has recently begun to sell a line of personal information management electronic products, such as data banks and organizers, under its recently licensed ROLODEX(R) Electronics Trademark.

VIII. CRITICAL PLAN PROVISIONS

Listed below are the sources of money earmarked to pay creditors and interest-holders.

         a. The sole source for the payment of all claims of unsecured creditors against Debtor shall be a loan of $350,000 by Franklin to Debtor (the "Plan Loan") to create a fund to be dedicated to the payment of creditor claims (the "Creditor Fund"). Certain administrative and other priority claims (and, theoretically, potential secured claims) will be paid from the Creditor Fund before the remainder is distributed to Class 4 general unsecured claims, as described below.

         b. Secured creditors other than Franklin will be satisfied out of their collateral. Treatment of Franklin's claims is described in Section IX.

         c. Future earnings for the benefit of interest holders may come from continued operations of the Debtor.

         d. Post-petition liabilities arising in the ordinary course of the Debtor's business (specifically including, without limitation, payroll expenses, commissions, rent and accounts payable for inventory purchases and other incidental operating expenses; but specifically excluding professional fees and expenses) will be paid by the Reorganized Debtor in the ordinary course and will not be paid from the Creditor Fund.

Most likely, general unsecured creditors can expect payment on or before: July 1, 1998. Creditors will only receive one payment under the Plan unless the resolution of claims is significantly delayed and a partial distribution is made. The precise amount of this distribution depends upon (a) the amount of ultimately allowed claims against the estate; (b) the efficiency of Disbursing Agent in administering the Creditor Fund; and (c) whether general unsecured creditors will support the Plan (in which case Franklin's large unsecured claim will be deemed satisfied solely by the Stock Issuance). Proponents estimate that general unsecured creditors will receive approximately 12 cents on each dollar of claim, if general unsecured creditors vote to accept the Plan. Otherwise, the dilutive effect of the Franklin general unsecured claim could reduce the recovery to general unsecured creditors to approximately 7 cents on each dollar of claim.

IX. DESCRIPTION AND TREATMENT OF CLAIMS

         a. Overview of Plan Distributions

Below is a summary of who gets paid what and when and from what source. This summary reflects, in part, Debtor's estimate of claims which will ultimately be allowed in various classes. It therefore does not contemplate that all presently asserted claims will ultimately be allowed. The identity of members within a particular class is explained beginning below. The second column may list two amounts. First, the amount of each distribution, or if only one is to be made, then that amount; second, the total amount that will be distributed. The Proponent is usually not required by law to pay an unsecured creditor or interest holder everything it would otherwise be entitled to had a bankruptcy case not commenced. The "Payment Due Date" column states the frequency with which payments will be made and the starting and ending dates. Look at the starting date to figure out who will be paid before and after you and in what amount. The "Source of Payment" column describes the expected source of payment. Further details regarding the source of payment are found in sections X and XI.

The timing of payments to many creditors is determined by the "Effective Date." Administrative claims, unless otherwise stated, must be paid by the Effective Date. The timing of payments to impaired creditors is measured from the Effective Date, but could be affected by delays in determining the allowed amount of a claim. In this case, the Effective Date is the eleventh day after the entry of the order confirming the Plan.

                                                         AMOUNT OF EACH PAYMENT
    PAYMENT RECIPIENT                                   (TOTAL AMOUNT TO BE PAID)  PAYMENT DUE DATE        SOURCE OF PAYMENT
    -----------------                                   -------------------------  ----------------        -----------------
1.  Robinson, Diamant & Brill                                            $ 80,000  Effective Date          $20,000.00 retainer
      A Professional Corporation                         (est. in addition to the                          Creditor Fund
                                                                         retainer)

2.  Tillis, Webb, Kulla and Grant                                        $ 10,000  Effective Date          $5,000 retainer Creditor
                                                                            (est.)                         Fund

3.  BDO Seidman LLP                                                      $ 25,000  Effective Date          Creditor Fund
                                                                            (est.)

4.  Franklin-Administrative Claim                                        $250,000  Quarterly or as         Cash Flow of Debtor
                                                                                   collateral liquidated   Post-Effective Date

5.  Executory Contract Assumption Cure Payments                   See Section XVI  Effective Date          Cash on Hand
                                                                          $45,000
                                                                            (est.)

6.  Class "1" -- Secured Claim of Franklin                 80% of Debtor's Equity  Effective Date          Debtor

                                                         AMOUNT OF EACH PAYMENT
    PAYMENT RECIPIENT                                   (TOTAL AMOUNT TO BE PAID)  PAYMENT DUE DATE        SOURCE OF PAYMENT
    -----------------                                   -------------------------  ----------------        -----------------
7.A Class "2A" -- Secured Claim of KBK                                      $-0-   Previously Satisfied    Proceeds of Collateral
    Financial, Inc.

7.B Class "2B" -- Other Allowed Secured Claims         No Allowed Claims Expected  Effective Date, if      Return of Collateral or
                                                                                   applicable              Payment by Debtor from
                                                                                                           Creditor Fund

8.  Class "3" -- Allowed Priority Unsecured                              $ 17,000  Effective Date          Creditor Fund
    Claims, and Priority Tax Claims

9.  Class "4" -- Allowed General Unsecured                    $218,000 (estimate)  90 days from            Remaining amounts in
    Claims                                                                         Effective Date          Creditor Fund

10. Class "5" -- Equity-Preferred Stock                                      $-0-  N/A                     Conversion to Common and
      GSS/Array Technology, Inc.                                                                           Retention of Common
                                                                                                           Interest

11. Class "6" -- Equity Common Stock                                         $-0-  N/A                     Retain Interest

12. Class "7" -- Options or Other Rights to                                  $-0-  N/A                     Canceled if not Exercised
    Acquire Stock of Debtor                                                                                Prior to Effective Date

All claims listed below are undisputed unless it is otherwise stated or the claims are stated to remain subject to allowance by the Court. On the Effective Date, Franklin will make the Plan Loan of $350,000 by paying such amount to the Disbursing Agent. On the Effective Date, or as soon as practicable thereafter, the Disbursing Agent will deposit into a segregated account ("Reserve Account") the balance of the Creditor Fund remaining after payments to holders of allowed claims eligible for payments from such fund on the Effective Date. The Reserve Account, together with interest thereon will be held in trust for the benefit of holders of any disputed or not yet allowed administrative, tax and other priority claims, and general unsecured claims.

When such an administrative, tax or other priority claim becomes allowed, the Disbursing Agent will distribute to the holder thereof an amount equal to the sum to which such holder is then entitled. The balance remaining less fees and expenses of the Disbursing Agent will be distributed to unsecured creditors when all claims are resolved. Distributions not claimed within one (1) year will be returned to the Reorganized Debtor.

No claimant or interest holder is an affiliate of the Debtor. The treatment provided herein shall be in full and complete satisfaction of all claims.

Below is a detailed description and treatment of claims and interests.

         b.       Administrative Expenses

                  1. These include the "actual, necessary costs and expenses of preserving the estate" as determined by the Court after notice to creditors of a request for payment and after a hearing thereon.

                  2. The Code requires that allowed administrative expenses be paid on the Effective Date unless the party holding the administrative expense agrees otherwise. The claimants other than Franklin have not agreed otherwise.

                  Administrative Claim #1.
                  Claimant: Franklin Electronic Publishing, Inc.
                  Approximately $250,000 pursuant to post-petition financing. To be paid through collection, liquidation of post-petition collateral, and post-Effective Date cash flow. Franklin has agreed to defer payment if necessary pursuant to the Plan.

                  Administrative Claim # 2.
                  Claimant: Robinson, Diamant & Brill, A Professional
                  Corporation.
                  Approximately $100,000 (prior to application of $20,000 retainer), subject to court approval. To be paid on Effective Date, or as allowed, to extent not previously paid from retainer.

                  Administrative Claim # 3.
                  Claimant: Tillis, Webb, Kulla & Grant.
                  Approximately $10,000, subject to court approval. To be paid on Effective Date or as allowed.

                  Administrative Claim # 4.
                  Claimant: BDO Seidman LLP
                  Approximately $25,000, subject to court approval. To be paid on Effective Date or as allowed.

                  TOTAL $385,000 (est.)

         c.       Unsecured Tax Claims

                  1. These include certain types of property, sales, and income taxes.

                  2. The Code requires that the holders of such claims receive cash payments over a period not exceeding six years after the date of assessment of such claim, unless agreed otherwise. The claimants have not agreed otherwise. The total cash payments must have a present value equal to the amount of the allowed claim. Any such allowed claim will be paid in full in cash from the Creditor Fund on the Effective Date.

                  Tax Claim # 1.
                  Claimant: Los Angeles County Tax Collector
                  Date of Assessment: July 1997 (Unsecured Property Tax) Total amount of claim as of September 30, 1997: $5,451.19
                  Treatment: Paid on Effective Date

                  Claimant: Los Angeles County Tax Collector
                  Date of Assessment: June 4, 1997 (Late Payments of Business License Renewal)
                  Total amount of claim as of June 30, 1997:  $428.60
                  Treatment:  Paid on Effective Date.

                  TOTAL UNSECURED TAX CLAIMS $5,879.65

         d.       CLASS ONE

                  Secured Claim of Franklin (security interest subject to KBK Class 2 secured claim in pre-petition assets) Total amount of allowed claim: With interest, Franklin's pre-petition claim exceeds $1.75 million. For the purposes hereof, Franklin is assumed to have a secured claim of $823,000 (based on management's estimated value of the collateral securing Franklin's pre-petition claim following the satisfaction of the KBK Class 2 claim).

                  Total amount of payments (over time) to satisfy the secured claim: the Stock Issuance (as defined in Section IV above, common stock of Debtor providing Franklin an eighty percent (80%) equity interest, on a fully diluted basis)
                  Interest rate (to compensate creditor because claim is paid over time): None
                  Impaired
                  Payment date:  Effective Date
                  Amount of each installment:  N/A
                  Frequency of payments:  N/A
                  Total yearly payment:  N/A
                  Final payment date:  N/A
                  Lien is eliminated by the Plan.
                  Description of Collateral:  All assets
                  Additional comments:  N/A

         e.       CLASS TWO

                  A. Secured Claim of KBK Financial, Inc. ("KBK")
                  Total amount of allowed secured claim: $233,000 at petition date, reduced to $0.00 as of December 31, 1997
                  Total amount of payments (including prior to Effective Date) to satisfy the secured claim: $233,000 Interest rate: per contract
                  Unimpaired
                  Payment date:  Paid
                  Amount of each installment:  N/A
                  Frequency of payments:  N/A
                  Total yearly payments:  N/A
                  Final payment due:  N/A
                  Lien is not eliminated by the Plan.
                  Description of Collateral: Accounts Receivable and Inventory Additional comments: All claims of KBK have been satisfied as of the filing of this Amended Plan and Disclosure Statement.

                  B. Each other allowed secured claim, if any, shall constitute its own subclass. Debtor believes that other claims filed as secured claims are mistakenly or improperly filed as such, superseded due to payment or return of collateral, or otherwise subject to disallowance. If necessary, Debtor intends to object to such claims and estimates that all such claims will be disallowed.

                  To the extent other allowed secured claims exist, they are not impaired under this Plan. Each holder of a claim in any subclass of Class 2B shall receive one of the following, at the option of Franklin:

                  (i) cash from the Creditor Fund in an amount equal to the allowed amount of such allowed claim payable on the latest of
                  (a) the Effective Date, (b) as soon as practicable after the Effective Date, or (c) as soon as practicable after the order allowing the claim becomes a final order, if the claim is allowed after the Effective Date; or (ii) the lien to which the holder of such claim is entitled remaining in place and unaltered by this Plan; or (iii) the claim being cured and reinstated pursuant to Section 1124(2) of the Bankruptcy Code.

         f.       CLASS THREE

                  Unsecured Priority Claims in 11 U.S.C. Sections 507(a)(3) and (4)
                  See Exhibit "A" for list of claimants and amount owed each. See discussion of Class 4, below, concerning possible objections to listed claims.
                  Total amount allowed claims:  $11,658.89 (estimate)
                  Total amount of payments (over time) to satisfy claims: 100% of allowed amount of class 3 priority unsecured claims Interest rate: N/A
                  Impaired
                  Payment date: Later of Effective Date or date claim is allowed.
                  Amount of each installment:  N/A

         g.       CLASS FOUR

                  Unsecured Claims
                  See Exhibit "A" for list of claimants and amount owed each. The amount presently asserted by the creditor is shown in the "Allowed Subject to Objection" column, while the Debtor's estimate is shown in the "Estimated" column unless the Debtor does not intend to file an objection. Thus, each claim listed in an identical amount as asserted and estimated is likely to be allowed in that amount for purposes of distribution.

                  Total amount allowed claims: Estimated at $2,700,000 (This amount is estimated and assumes inclusion of $930,000 unsecured claim of Franklin and allowance of approximately $600,000 on presently disputed claims. See Additional Comments below re Franklin.) As of the filing of this Amended Disclosure Statement and Plan, Debtor has calculated that total unsecured claims filed or deemed filed, and not yet disallowed, approximate $3.9 million. Debtor believes that total properly allowable unsecured claims, excluding Franklin, approximate $1.19 million. These amounts are reflected on Exhibit A, Class 4. Debtor's estimate contemplates significant reductions as a result of objections to claims. However, Debtor may not prevail in full in all objections to claims, or may determine not to pursue objections for other reasons such as a cost/benefit analysis. To attempt to provide creditors with estimates which are as realistic as possible, Debtor has based its estimates of possible distribution on the above estimated allowed amount (i.e., approximately $1,770,000, or with the Franklin unsecured claim, a total of $2,700,000), which assumes a significant reduction in presently asserted claims, but more than the Debtor's lowest estimate. However, there can be no assurance that the middle ground estimate used by Debtor will be achieved, and this could impact the actual distribution on each Class 4 Claim (as could any increase in senior claims to be paid from the Creditor Fund). Most of the difference between total presently asserted claims and total estimated claims is due to four claims or categories. First, approximately $301,000 in unsecured claims were incorrectly filed by shareholders. Second, approximately $561,000 of the filed unsecured claims are duplicates. Finally, Debtor disputes the validity of a $1.2 million claim filed by Tala'at Ellami Trading and Contracting in connection with an expired Saudi Arabia distribution agreement, which was apparently filed in an amount equal to the entire sales volume with that entity; and, a $435,000 claim filed by Everen Securities, Inc., which is discussed in Section VII above.

                  Total amount of payments (over time) to satisfy claims:
                  Creditor Fund minus (a) distributions on administrative claims, possible Class 2B secured claims, and priority unsecured claims (including tax claims) and (b) costs of administration of Creditor Fund in liquidating and making distribution on claims. Interest rate: 0 Impaired Payment date and Amount of each installment: Within 90 days following effective date unless significant delay in date claim is allowed. Pro rata payment of all claims when disputed claims are resolved unless resolution of claims will delay initial distribution unreasonably in judgment of Disbursing Agent.

                  Additional comments:
                  (i) Franklin shall waive any distribution in respect of its Class 4 general unsecured claim if Class 4 votes in favor of the Plan. To the extent Class 4 does not vote in favor of the Plan, Franklin will share in distributions on Class 4 general unsecured claims to the extent of Franklin's Class 4 general unsecured claim.

                  (ii) After the Effective Date, the Disbursing Agent shall have the authority to object to Class 4 claims, as well as to prosecute, withdraw, or settle any pending objections. However, any objections to claims filed by the Bar Date must be filed not later than confirmation of the Plan. Any objections to claims filed after the Bar Date must be filed not later than ninety (90) days after Debtor's receipt of actual notice of the filing of such proof of claim. The Disbursing Agent shall not object to any proof of claim which seeks an amount which is not greater than that acknowledged as due by Debtor as set forth on Exhibit "A" hereto.

                  (iii) After all objections to disputed claims are withdrawn or determined by a final order, the distributions due on account of general unsecured claims shall be paid pro rata to the claim holders from remaining amounts in the Creditor Fund.

                  (iv) Until such time as all disputed Class 4 claims have been resolved by agreement or by final order, no distribution shall be made in respect of any Class 4 claim unless the Disbursing Agent shall determine that the resolution of any claim will unreasonably delay final distribution, in which event an interim, partial distribution may be made.

                  (v) The amount of any expenses incurred by the Disbursing Agent in objecting to any claim shall be payable from the Creditor Fund. As such, the amount of any distribution payable in respect of Class 4 claims is dependent, in part, on the amount of litigation necessary to liquidate the amount of Class 4 claims against the Debtor's bankruptcy estate.

         h.       CLASS FIVE

                  Preferred Shareholder Interests - GSS/Array Technology, Inc. ("GSS")
                  Under the Plan, holders of convertible preferred stock, including GSS or any assignee, shall be deemed to have exercised their right to convert such stock to common shares. In complete satisfaction of their rights under such preferred stock, such holders shall receive and retain their common shares subject to dilution by new stock issued to Franklin by reason of the Stock Issuance. Stock to which GSS is entitled pursuant to this Plan shall be issued at the same time the Stock Issuance to Franklin is implemented.

         i.       CLASS SIX

                  Common Shareholder Interests
                  Under the Plan, common shareholders simply retain their shares of stock, subject to dilution by the Stock Issuance and conversion of Class 5 preferred stock. The Debtor's Articles of Incorporation shall be amended to include a provision prohibiting the issuance of nonvoting equity securities, as required by Section 1123(a)(6) of the Bankruptcy Code.

         The additional common stock to be issued will be of the same class (under applicable corporate law) as the existing common stock, and there will be no change in the terms of the existing common stock following the Effective Date. Franklin does not anticipate taking steps to cause the listing of Debtor's stock on any securities exchange or market system following the Effective Date. There can be no assurance that the common stock of the Debtor will be traded on any established market, or at what price such stock may trade or be sold, whether on any established market or otherwise. The future value of such stock, if any, to the individual holders will likely be dependent on a number of factors, including, but not limited to, the Debtor's future business. (See discussion in Section X below.)

         The Debtor and the Reorganized Debtor shall be entitled to recognize and to deal for all purposes concerning Debtor's common stock with only those holders of record stated in the transfer ledgers for Debtor's common stock, and any proof of interest or other assertion inconsistent with such transfer ledger shall not constitute a Class Six interest under this Plan. It shall be the responsibility of any interest holder to see that its interest is properly reflected in the transfer ledger if it wishes to be treated as the record holder. (Nothing herein shall require any beneficial holder of common stock who holds such stock through a broker, dealer or other nominee (collectively, "nominee") to take any action to become the record holder if it is content to continue to hold such stock through its nominee, as the record holder.)

         j.       CLASS SEVEN

                  Unexercised Rights To Acquire Stock
                  This Class consists of all unexercised rights (other than rights pursuant to this Plan or Class 5 preferred stock) to acquire shares of common stock of the Debtor whether by way of option, warrant or other legal or contractual right. Any of such rights which remain unexercised on the Effective Date shall be void and unenforceable thereafter.

X.       SOURCE OF MONEY TO PAY CLAIMS AND INTEREST-HOLDERS

The Plan cannot be confirmed unless the Court finds that it is "feasible," which means that the Proponent has timely submitted evidence establishing that the Debtor will have sufficient funds available to satisfy all expenses, including the scheduled creditor payments discussed above. "Feasibility" should not be an issue with respect to the Plan, however, because Franklin will advance the money necessary to consummate the Plan (through the Plan Loan). Debtor's future cash flow is therefore irrelevant to the consummation of the Plan.

Franklin has yet to determine how it will fund the operations of the Debtor following the consummation of the Plan. The Debtor will be obligated to repay the Plan Loan. The Plan Loan will accrue interest at 8% per annum. Interest only shall be payable monthly, in arrears. Principal shall be due and payable in a lump sum payment five (5) years from the Effective Date. Obviously, the value of shareholders' interests in the Debtor (including the newly acquired interest of Franklin) is wholly dependent upon Franklin recapitalizing the Debtor and operating the Debtor in a profitable manner. Under the Plan, however, Franklin is essentially waiving $1.75 million in pre-petition claims against the Debtor (i.e., the satisfaction of the secured claim and waiver of the unsecured balance, assuming that Class 4 general unsecured creditors vote in favor of the
Plan) in return for an eighty percent (80%) equity interest in Debtor. Franklin therefore has every incentive to operate Debtor in a profitable manner following the Effective Date of the Plan. Franklin's most recent annual financial statements, which reflect Franklin's ability to fund the Plan, are attached hereto as Exhibit "B."

Franklin is the worldwide leader in the design, development and publishing of electronic books, having sold more than fifteen million electronic books since 1986. Franklin is the exclusive producer and distributor of ROLODEX(R)1 Electronics brand personal information management products. In the second half of 1997, Franklin began to sell personal information management products using the Debtor's voice recognition technology pursuant to license successfully through its worldwide distribution system. With that distribution system in place over the past ten years, Franklin has achieved a high degree of goodwill, a good reputation, and a favorable relationship with resellers of hand-held electronic products. Franklin has an experienced sales staff administering a worldwide network of sales subsidiaries (in the United Kingdom, France, Germany, Australia, Mexico, Canada, and other countries), third party distributors in the United States and other countries, and product representatives around the world. Franklin's electronic products are sold in over 45,000 retail outlets worldwide including large chains such as Radio Shack and Sears, and in catalogs. Its products are sold in over fifty foreign countries. Franklin intends to broaden the Debtor's product lines by adding new personal information management products and developing new products based on Debtor's technology.

-------------

(1) ROLODEX(R) is a registered trademark of Sterling Plastics Co., a division of Newell Co.

Franklin will sell those products through its large existing customer base. Franklin will use its strategically located packaging and warehousing facilities as well as a direct marketing staff and customer relations hotline service to reach the public and answer questions and resolve concerns of existing and potential customers for Debtor's products. Through Franklin's distribution network the Debtor gains the ability to further leverage its technological experience. The companies expect to develop new voice technology products using Debtor's existing technology and Franklin's software and hardware expertise in hand-held products. Franklin's funding will be provided through working capital, its $29M in cash and cash equivalent (as of September 30, 1997), and its $20M credit line with Chase Manhattan Bank and Summit Bank. Franklin's market dominance, leadership and reputation in the field of electronic products give the Debtor an ability to increase its volume of sales and enter new markets around the world with enhanced products and product lines as well as the ability to sell and distribute through an existing worldwide network.

XI.      FINANCIAL RECORDS CONCERNING DEBTOR

Attached as Exhibit "C" are three types of financial documents, including balance sheets, cash flow statements and income and expense statements for the period including the most recent twelve-month calendar year and all months subsequent thereto.

XII.     ASSETS AND LIABILITIES OF THE ESTATE

         a.       Assets

The identity and fair market value of the estate's assets are listed in Exhibit "D" so that the reader can assess what assets are at least theoretically available to satisfy claims and to evaluate the overall worth of the bankruptcy estate. Whether the Plan proposes to sell any of these assets is discussed in
Section XVI.

         b.       Liabilities

Exhibit "A" shows the allowed claims against the estate, claims whose treatment is explained in detail by Section VIII.

         c.       Summary

The estimated fair market value of all assets as of the filing of the Petition was $1,027,000 and is currently estimated to be $1,008,000 (subject to post-petition liens of $185,000). Total estimated liabilities equal $2,953,000, excluding disputed claims which could exceed $600,000, and excluding post-petition obligations.

XIII.    TREATMENT OF NONCONSENTING CLASSES

As stated above, even if all classes do not consent to the proposed treatment of their claims under the Plan, the Plan may nonetheless be confirmed if the dissenting classes are treated in a manner prescribed by the Code. The process by which dissenting classes are forced to abide by the terms of a plan is commonly referred to as "cramdown." The Code allows dissenting classes to be crammed down if the Plan does not "discriminate unfairly" and is "fair and equitable." The Code does not define discrimination, but it does provide a minimum definition of "fair and equitable." The term can mean that secured claimants retain their liens and receive cash payments whose present value equals the value of their security interest. For example, if a creditor lends the Debtor $100,000 and obtains a security interest in property that is worth only $80,000, the "fair and equitable" requirement means that the claimant is entitled to cash payments whose present value equals $80,000 and not $100,000. The term means that unsecured claimants whose claims are not fully satisfied at least know that no claim or interest that is junior to theirs will receive anything under the Plan. "Fair and equitable" means that each holder of an interest must receive the value of such interest or else no junior interest is entitled to receive anything.

Therefore, if a class of general unsecured claims votes against the plan, the plan cannot be confirmed where the debtor or a class of interest holders (e.g. shareholders or partners) will receive or retain any property under the plan, unless the plan provides that the class of general unsecured claims shall be paid in full with interest. Similarly, if a class of interest holders votes against the plan, the plan cannot be confirmed where the debtor will receive or retain any property under the plan, unless the plan provides that the class of interest holders shall be paid in full with interest. These are complex statutory provisions and the preceding paragraphs do not purport to state or explain all of them.

XIV. TREATMENT OF NONCONSENTING MEMBERS OF CONSENTING CLASS (CHAPTER 7 LIQUIDATION ANALYSIS)

The Plan must provide that a nonconsenting impaired claimant or interest holder of a consenting class receive at least as much as would be available had the Debtor filed a Chapter 7 petition instead.

In a Chapter 7 case the general rule is that the Debtor's assets are sold by a trustee. Unsecured creditors share in the proceeds of sale only after secured creditors and administrative claimants are paid. Certain unsecured creditors get paid before other unsecured creditors do. Unsecured creditors with the same priority share in proportion to the amount of their allowed claim in relationship to the total amount of allowed claims.

A creditor would recover from the assets of the bankruptcy estate less under Chapter 7 than under Chapter 11 for a fundamental reason: the liquidation value of Debtor's assets is far less than the amount of secured claims against the estate. In addition, in a chapter 7 case a trustee would be appointed and would be entitled to compensation from any assets which were not encumbered by liens or super priority claims in favor of secured creditors. A chapter 7 trustee would be entitled to a fee in an amount not more than twenty-five percent (25%) of the first $5,000 of all moneys disbursed, ten percent (10%) on any amount over $5,000 but no more than $50,000, five percent (5%) on all amounts over $50,000 but no more than $1,000,000, and reasonable compensation no more than three percent (3%) of moneys over $1,000,000. As such, in a chapter 7 liquidation, there is no reason to believe that unsecured creditors would receive any recovery from the estate.



                                                                 CHAPTER 7                         CHAPTER 11
                                                        ---------------------------       ---------------------------
1.  value of assets                                              1,008,000                         1,008,000

2.  administrative exp.                                            100,000                           100,000
    secured claims                                               1,935,000                           185,000
    priority unsecured claims                                       17,000                            17,000

3.  chapter 7 trustee fee                                           54,490

TOTAL AVAILABLE FOR DISTRIBUTION TO GENERAL UNSECURED                $0.00                Net Creditor's Fund
CREDITOR

                                                        unsecured creditors receive       unsecured creditors receive
                                                        0% of total claims                payment of 12% of total
                                                                                          allowed claims under Plan
                                                                                          (assuming class 4 votes to
                                                                                          accept Plan)

XV.      FUTURE DEBTOR

         a.       Management of Debtor

                  1. Names of persons who will manage the Debtor's business affairs:

         President:        Gregory Winsky
         Treasurer:        Kenneth Lind
         Secretary:        James D. Wallace
         Directors:        Gregory Winsky, Kenneth Lind, and Michael Strange

                  2. Proposed compensation to persons listed above: No officer or director will be compensated for performing services for the Reorganized Debtor.

                  3. Qualifications: All of the above except Mr. Wallace are currently officers of Franklin and their positions and qualifications are further described in Franklin's Annual Report. See Exhibit "B".

                  4. Affiliation of persons to Debtor: No present affiliation with Debtor.

                  5. Job description: Specific management responsibilities remain to be determined.

         b.       Disbursing Agent

The Disbursing Agent is responsible for receiving and holding money intended for distribution to claimants and transmitting it to them. Robert Berger has agreed to be employed by the Debtor as Disbursing Agent for the purpose of distributing the proceeds of the Creditor Fund in accordance with the Plan and objecting to claims. If the proposed Disbursing Agent is unable to serve, the Proponents will mutually agree on a successor of similar qualifications. The Disbursing Agent's address and telephone number is: Robert Berger & Associates, 17525 Ventura Boulevard, Suite 200, Encino, California 91316, telephone (818) 906-8300.

                  1.       Proposed compensation to Disbursing Agent:
                           Reimbursement of expenses and three percent (3%) of funds distributed, plus $150.00 per hour for administrative time spent on any claim objections.

                  2. Qualifications: Mr. Berger regularly serves as a disbursing agent in insolvency matters.

                  3. Affiliation of person to Debtor: Mr. Berger has no affiliation with the Debtor.

                  4. Job description: The Disbursing Agent will pay all amounts due under the Plan from the Creditor Fund in accord with the provisions of this Plan regarding treatment of claims. He may pursue objections to claims, if timely and necessary, and may employ counsel for that purpose. The Creditor Fund shall be maintained in a segregated, interest-bearing account in a depository approved by the United States Trustee for the Central District of California, for deposits of funds by trustees.

         c.       Future Financial Outlook

The Proponent believes that the Debtor's economic health will improve from its pre-bankruptcy state because of Franklin's operation of the company. See Section X.

XVI.     SALE OF PROPERTY; ASSUMPTION OF CONTRACTS AND LEASES; OTHER PROVISIONS

The Plan provides for the rejection of all executory contracts and leases of the Debtor other than the following: (a) contracts and leases assumed or rejected pursuant to order of the Court prior to entry of the order confirming the Plan;
(b) contracts and leases which are the subject of motions to assume to reject or reject filed by the Debtors prior to the entry of the order confirming the Plan; and (c) the contracts listed on Exhibit "E" hereto, as it may be amended by the Proponents at any time prior to the Effective Date, which contracts will be assumed upon the Effective Date of the Plan.

The amounts set forth in the "Pre-Petition Amounts Due" column on Exhibit "E" shall be deemed to be a binding determination of the amount of any "cure" payment required pursuant to 11 U.S.C. Section 365(b)(1) and any other grounds for objecting to the proposed assumption of the contract shall be deemed waived, unless the non-Debtor party to such contract files and serves an objection contesting such amount, or raising other objections to assumption, within the later of (a) time for filing objections to confirmation of the Plan, or (b) ten
(10) days from service of an amendment to Exhibit "E" which changes the treatment of such contract. The cure payment will be made from the Creditor Fund on the later of the Effective Date, or the resolution by the bankruptcy court of any objection which is timely filed and served.

Any claims arising under contracts or leases rejected pursuant to the Plan, or as a consequence of such rejection, must be filed within thirty days after the date of entry of the order confirming the Plan, or shall be forever barred and deemed waived. The Disbursing Agent may object to such claims on any appropriate ground including, but not limited to, any objection that a contract was not executory or that a lease was expired. Rejection pursuant to the Plan shall apply only to the extent a contract is executory or a lease is unexpired, as of the appropriate date, and nothing in the Plan or the Debtor's schedule of executory contracts and leases shall be construed as or deemed binding on the Disbursing Agent, as an admission that such contract or lease is or was executory or unexpired on the appropriate date.

The Court must make certain findings of fact before approving the aforementioned provisions as part of the Plan. The Proponents will request that the Court make the appropriate findings at the confirmation hearing, based upon evidence submitted in support of the confirmation motion.

The Debtor may liquidate certain property in the course of this case, but has no present intention of selling assets pursuant to the Plan.

XVII.    BANKRUPTCY PROCEEDINGS

Debtor filed its voluntary chapter 11 petition on September 22, 1997. On October 1, 1997, the Bankruptcy Court entered its order approving a post-petition financing agreement with Franklin on an interim basis. Final approval of the post-petition financing agreement with Franklin was granted following a hearing before the Bankruptcy Court on October 14, 1997. Under the post-petition financing agreement, Debtor was authorized to borrow up to $400,000 from Franklin. Among other things, Franklin was granted a perfected, post-petition security interest in all of the Debtor's assets, a super-priority claim (with priority over all other claims) as additional protection, and relief from stay without further order of the Bankruptcy Court in the event the Debtor defaulted in its post-petition obligations. In addition, the Debtor waived any right to contest Franklin's claim or any right to bring actions against Franklin such as actions to avoid or attack Franklin's pre-petition security interest, unless such actions were commenced not later than December 1, 1997. As of the date of this disclosure statement, the Debtor has not and does not intend to commence any such actions. As of December 31, 1997, the Debtor's post-petition indebtedness to Franklin was approximately $185,000.

On or about October 14, 1997, the Court entered its order establishing November 17, 1997 as the date by which all claims must be filed or be forever barred.

Pursuant to order of the Bankruptcy Court, the Debtor has employed Robinson, Diamant & Brill, A Professional Corporation, as bankruptcy counsel to the debtor in possession; Tillis, Webb, Kulla & Grant as corporate counsel for the Debtor, and BDO Seidman LLP as the accountants for the debtor in possession.

In December, 1997, the Bankruptcy Court entered three orders granting motions filed by the Debtor. The Court approved the Debtor's assumption of its lease for its principal offices, as modified. Pursuant to the modification, the lease is terminable from April 1, 1998 to May 31, 1998 on 45 days written notice. The Court authorized the Debtor to sell certain excess office furnishings and inventory to non-insiders, at prices equal to or exceeding certain specified base prices. The sale of the excess furnishings has been consummated in connection with the reduction of the size of Debtor's premises under the amended lease. The sale of the excess inventory was consummated for an amount equal to the base price. The Court also granted the Debtor's motion to extend the time within which the Debtor must assume or reject its remaining leases.

In January, 1998, the Debtor agreed to seek authority to enter into new employment agreements with its officers, Mitchell B. Rubin and Kenneth I. Dewitt, due to the pending expiration of Rubin's contract and the need to retain these officers through the confirmation of the Plan. The agreements are terminable on thirty days' notice by the Debtor at any time after April, 1998.

The Debtor continued to operate on a cashflow positive basis through December 31, 1997.

XVIII.   TAX CONSEQUENCES OF PLAN

THE FOLLOWING DISCUSSION IS A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN TO THE DEBTORS AND TO HOLDERS OF CLAIMS AND INTERESTS IN THE DEBTOR, BUT IS NOT A COMPLETE DISCUSSION OF ALL SUCH CONSEQUENCES. CERTAIN OF THE CONSEQUENCES DESCRIBED BELOW ARE SUBJECT TO SUBSTANTIAL UNCERTAINTY DUE TO THE UNSETTLED STATE OF THE TAX LAW GOVERNING BANKRUPTCY REORGANIZATIONS. NO RULINGS HAVE BEEN OR WILL BE REQUESTED FROM THE INTERNAL REVENUE SERVICE (THE "IRS") WITH RESPECT TO ANY OF THE TAX ASPECTS OF THE PLAN. FURTHER, THE TAX CONSEQUENCES OF THE PLAN TO THE HOLDERS OF CLAIMS AND INTERESTS MAY VARY BASED UPON THE INDIVIDUAL CIRCUMSTANCES OF EACH HOLDER, AND MAY BE AFFECTED BY MATTERS NOT DISCUSSED BELOW, SUCH AS THE SPECIAL RULES APPLICABLE TO CERTAIN TYPES OF HOLDERS (INCLUDING PERSONS SUBJECT TO SPECIAL RULES, SUCH AS, FOR EXAMPLE, NONRESIDENT ALIENS, LIFE INSURANCE COMPANIES AND TAX-EXEMPT ORGANIZATIONS). IN ADDITION, THERE MAY BE STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE PLAN APPLICABLE TO THE DEBTORS AND TO PARTICULAR HOLDERS OF CLAIMS OR INTERESTS, NONE OF WHICH ARE DISCUSSED BELOW. THEREFORE, THE FOLLOWING SUMMARY IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING AND ADVICE BASED UPON THE INDIVIDUAL CIRCUMSTANCES OF EACH HOLDER OF A CLAIM OR INTEREST, AND EACH HOLDER OF A CLAIM OR INTEREST IN THE DEBTOR IS URGED TO CONSULT HIS, HER OR ITS TAX ADVISORS CONCERNING THE INDIVIDUAL TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THE PLAN, INCLUDING STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

         a.       Tax Consequences To Holders Of Claims.

A portion of the consideration received pursuant to the Plan in payment of a Claim may be allocated to unpaid interest, and the remainder of the consideration will be allocated to the principal amount of the Claim. The tax consequences of the consideration allocable to the portion of a Claim related to interest differ from the tax consequences of the consideration allocable to the portion of a Claim related to principal.

                  1.       Consideration Allocable To Interest.

Holders of Claims will recognize ordinary income to the extent that any consideration received pursuant to the Plan is allocable to interest, and such income has not already been included in such Holder's taxable income. The determination as to what portion of the consideration received will be allocated to interest is unclear, and may be affected by, among other things, rules in the Internal Revenue Code (the "Tax Code") relating to original issue discount and accrued market discount. Holders of Claims should consult their own tax advisors as to the amount of any consideration received under the Plan that will be allocated to interest.

In the event amounts allocable to interest are less than amounts previously included in the Holder's taxable income, the difference will result in a loss. Any amount not allocable to interest will be allocated to the principal amount of the Claim paid and discharged pursuant to the Plan, and will be treated as discussed below.

                  2.       Holders Of Claims Receiving Only Cash.

Holders of Claims receiving only cash generally will recognize gain or loss on the exchange equal to the difference between the Holder's basis in the Claim and the amount of cash received that is not allocable to interest. The character of any recognized gain or loss will depend upon the status of the Holder, the nature of the Claim in its hands and the holding period of such Claim.

If a Holder of a Claim has treated a Claim as wholly or partially worthless and been allowed a bad debt deduction, the Holder will include the amount of cash received in income to the extent such cash exceeds the Holder's remaining tax basis in the Claim.

Holders of Claims may be entitled to installment sales treatment or other deferral with respect to the distribution they receive subsequent to the Effective Date. Holders of Claims may already have claimed partial bad debt deductions with respect to their Claims. The Internal Revenue Service may take the position that Holders of Allowed Claims cannot claim an otherwise allowable further loss in the year in which their Claim is allowed because such claimants could receive further distributions. Thus, a Holder of a Claim could be prevented from recognizing a loss until the time when its Claim has been liquidated and distributions have been completed. If a Holder of a Claim is permitted to recognize a loss in the year of the Effective Date by treating the transaction as a "closed transaction" at such time, such Holder may recognize income on any subsequent distribution.

                  3.       Secured Claims.

The tax consequences in respect to treatment of Class 1 and 2 Claims are not described herein.

         b.       Tax Consequences To Holder Of Interests.
Whether any Holder of an interest will recognize a gain or a loss as a result of the treatment of such interest under the Plan may be dependent on factors including whether such treatment constitutes a recognizable event, the basis in the stock, the status of the Holder, the nature of the interest in his hands and the holding period of such stock.

         c.       Backup Withholding.

Interest, dividends and other "reportable payments" made to a Holder of a Claim or an Interest may, under certain circumstances, be subject to "backup withholding" at a 31% rate. The backup withholding tax is not an additional tax, and is creditable against the Holder's federal income tax liability. In addition, certain other payments to non-U.S.
persons may be subject to withholding at a 30% rate.

PERSONS CONCERNED WITH THE TAX CONSEQUENCES OF THIS PLAN SHOULD CONSULT THEIR OWN ACCOUNTANTS, ATTORNEYS AND/OR ADVISORS. THE PROPONENTS MAKE THE AFOREMENTIONED DISCLOSURE OF POSSIBLE TAX CONSEQUENCES FOR THE SOLE PURPOSE OF ALERTING READERS OF TAX ISSUES THEY MAY WISH TO CONSIDER. THE PROPONENTS CANNOT AND DO NOT REPRESENT THAT THE TAX CONSEQUENCES MENTIONED ABOVE ARE COMPLETELY ACCURATE BECAUSE THE TAX LAW EMBODIES MANY COMPLICATED RULES, WHICH MAKE IT DIFFICULT TO ACCURATELY STATE WHAT THE TAX IMPLICATIONS OF ANY ACTION MIGHT BE.

XIX.     EFFECT OF CONFIRMATION OF PLAN

         a.       General comments

The provisions of a confirmed Plan bind the Debtor, any entity acquiring property under the Plan, and any creditor, interest holder, or general partner of the Debtor, even those who do not vote to accept the Plan.

The confirmation of the Plan vests all property of the estate in the Debtor.

The automatic stay is lifted upon confirmation as to property of the estate. However, the stay continues to prohibit collection or enforcement of pre-petition claims against the debtor or the debtor's property until the date the debtor receives a discharge, if any. If the Debtor does not seek a discharge, the discharge is deemed denied, and the stay as to the Debtor and the Debtor's property terminates upon entry of the order confirming the Plan.

         b. Discharge of liability for payment of debts; status of liens; equity security holders

Unless the Debtor is not entitled to receive a discharge pursuant to Code
Section 1141(d)(3), the debtor may obtain a discharge only upon specific order of the Court. However, the treatment provided in this Plan to holders of claims shall constitute full satisfaction of such claims.

         c. Applicability of Sections 1125 and 1145 of the Bankruptcy Code to Common Stock and other Securities Issued Under the Plan, and to Subsequent Transfers.

The protection afforded by Section 1125 of the Bankruptcy Code with regard to the solicitation of acceptances or rejections of the Plan, and with regard to the offer, issuance, sale, or purchase of the Common Stock issued to holders of Class 1 Claims and Class 5 Interests and any other securities under the Plan, and distributed pursuant to the Plan, shall apply to the full extent provided by law. In addition, the exemption provided in Section 1145 of the Bankruptcy Code from the requirements of Section 5 of the Securities Act of 1933 (the "Securities Act"), 15 U.S.C. Section 77e, and any state or local law requiring registration for the offer or sale of a security shall apply to the offer, sale and issuance by the Debtor of such common stock or other securities issued under the Plan.

The following discussion is intended as a brief overview of certain issues raised by the Plan under applicable state and Federal securities laws. This discussion is not, and is not intended to be, an exhaustive discussion of securities issues. All holders of allowed claims and allowed interests are strongly advised to consult with legal counsel in order to assess the significance of the holder's treatment under the Plan.

The new shares of common stock to be issued as part of the Plan will be issued under the exemption from the registration requirements of the Securities Act (and of equivalent state securities or "blue sky" laws) provided by Section 1145(a)(1) of the Code with respect to the issuance of such securities. Generally, section 1145(a)(1) of the Code exempts the issuance of securities from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws if the following conditions are satisfied: (1) the securities are issued by a debtor or a successor to the debtor under a plan of reorganization; (ii) the recipients of the securities hold a claim against, an interest in, or a claim for an administrative expense in the case concerning, the debtor; and (iii) the securities are issued entirely in exchange for the recipient's claim against or interest in the debtor, or are issued "principally" in such exchange and "partly" for cash or property. The Proponents believe that the issuance of shares pursuant to the Plan will satisfy the aforementioned requirements.

After consummation of the Plan and the distributions of the securities contemplated therein, securities qualifying under section 1145(a)(1) generally will be freely transferrable without restriction and will not be subject to further registration under the Securities Act, except by holders who are deemed to be "affiliates" of Debtor under the Securities Act (or under equivalent state securities or "blue sky" laws), or who are deemed to be "underwriters" with respect to such securities, as defined in section 1145(b)(1) of the Code.

To the extent a holder of any of the securities issued pursuant to the Plan is deemed to be an "affiliate" of Debtor within the meaning of the Securities Act (or under equivalent state securities or "blue sky" laws), the securities issued to such holder pursuant to the Plan may not be resold by such holder unless the sale is registered under the Securities Act or the sale is effected pursuant to an applicable exemption from registration. In addition, to the extent a holder of the securities is deemed to be an "underwriter" of such securities within the meaning of section 1145(b) of the Code, such securities will also, upon their issuance, be subject to the resale limitations described in the immediately preceding sentence.

Generally, section 1145(b) of the Code defines an "underwriter" as any person who (A) purchases a claim against, interest in, or claim for an administrative expense in the case concerning, the debtor with a view to distribution of any security received or to be received in exchange for such claim or interest, (B) offers to sell securities offered or sold under the plan for the holders of such securities, (C) offers to buy securities offered or sold under the plan from the holders of such securities if such offer to buy is (i) under an agreement made in connection with the plan, with the consummation of the plan, or with the offer or sale of securities under the plan, or (D) is an issuer, as used in section 2(11) of the Securities Act, with respect to such securities. The reference in section 1145(b)(1)D) of the Code to section 2(11) of the Securities Act would include as "underwriters" all persons who, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with, an issuer of securities. "Control" (as such term is defined in Rule 405 of Regulation C under the Securities Act) means the possession, direct or indirect, of the power to direct or cause the direction of the policies of a person, whether through the ownership of voting securities, by contract or otherwise. Accordingly, an officer or director of a reorganized debtor (or its affiliate or successor) under a plan of reorganization may be deemed to "control" such debtor, particularly if such management position is coupled with the ownership of a significant position of the debtor's (or affiliates' or successor's) voting securities. Pursuant to the Plan, Franklin will hold or control at least 80% of the Debtor's common stock following the Effective Date.

The foregoing summary discussion is general in nature and has been included in this Disclosure Statement solely for informational purposes. The Proponents do not make any representations concerning, and do not hereby provide an opinion or advice with respect to the securities law and bankruptcy law matters described above. In light of the complex and subjective interpretive nature of whether a particular recipient of the securities to be issued under the Plan may be deemed to be an "affiliate" under applicable federal and state securities laws or an "underwriter" under the Code and, consequently, the uncertainty concerning the availability of exemptions from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, recipients of stock under the Plan are encouraged to carefully consider and consult with their own legal advisor(s) with respect to such (and any related) matters.

THE DISCUSSION ABOVE IS A SUMMARY OF THE GENERAL EFFECT OF THE REGISTRATION PROVISIONS OF THE SECURITIES LAWS UPON THE ISSUANCE AND RESALE OF SECURITIES RECEIVED UNDER THE PLAN. THE EFFECTS MAY VARY BASED ON THE INDIVIDUAL CIRCUMSTANCES OF EACH HOLDER OF A CLAIM OR INTEREST WHO RECEIVES SECURITIES UNDER THE PLAN. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED OR PASSED UPON ANY ASPECT OF THESE MATTERS. EACH RECIPIENT OF SECURITIES UNDER THE PLAN IS URGED TO CONSULT WITH ITS OWN LEGAL COUNSEL WITH RESPECT TO THE EFFECT OF FEDERAL, STATE AND FOREIGN SECURITIES LAW, INCLUDING BUT NOT LIMITED TO WHETHER OR NOT IT IS AN UNDERWRITER AS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE (WHETHER BY VIRTUE OF BEING AN AFFILIATE OF THE ISSUER OR OTHERWISE), AND THE EFFECT OF ANY APPLICABLE FOREIGN OR STATE LAW AND THE RESTRICTIONS ON RESALES OF SECURITIES.

         d.       Modification of the Plan

The Proponent may modify the Plan at any time before confirmation. The Proponent may modify the Plan at any time after confirmation and before substantial consummation, but only if circumstances warrant and after notice and hearing.

         e.       Post-Confirmation Causes of Action

To the best knowledge of the Proponents, the estate has the following causes of action: miscellaneous collection actions. The Debtor shall have the right to assert any or all of the above causes of action post-confirmation in accordance with applicable law. All avoidance actions under Bankruptcy Code Sections 547 and 548 shall be deemed waived by the Debtor, however, on the Effective Date.

         f.       Final Decree

Once the Plan has been consummated, a final decree may be entered upon motion of the Proponent. The effect of the final decree is to close the bankruptcy case. After such closure, a party seeking any type of relief relating to a Plan provision can seek such relief in a state court of general jurisdiction.

         g.       Retention Of Jurisdiction

After Confirmation of the Plan, the Court will retain such jurisdiction as is legally permissible.

         h.       Request For Confirmation

If all of the applicable requirements for Confirmation of the Plan are met as set forth in Section 1129(a) of the Code except Section (8) thereof, Debtors request Confirmation of the Plan pursuant to Section 1129(b) of the Code, notwithstanding the requirements of such subsection (8), on the basis that the Plan is fair and equitable and does not discriminate unfairly with respect to any dissident, impaired Class or Classes.

XX.      DECLARATION IN SUPPORT OF DISCLOSURE STATEMENT AND PLAN

         I, Mitchell Rubin, declare under penalty of perjury under the laws of the United States of America that the following statements are true and based upon personal knowledge.

         1. Mitchell Rubin, Brad R. Godshall (counsel for Franklin) and Philip
A. Gasteier (counsel for Debtor) are the individuals who prepared this document.

         2. I and the Debtor's books and records are the source of all financial data (other than Franklin's financial statements).

         3. All facts and representations in the Plan and Disclosure Statement are true to the best of my knowledge.

         4. To the best of my knowledge and belief no fact material to a claimant or equity security holder in voting to accept or reject the proposed Plan has been omitted.

         5. The name of the accountant who prepared the financial documents relating to the Debtor is Mitchell Rubin.

         6. The accounting method(s) used to prepare the financial documents is consistent with historical practice.

                                                           /s/
                                        ----------------------------------------
                                                      MITCHELL RUBIN

PROPONENTS:

DATED:  April 21, 1998              VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.


                                    By:                    /s/
                                        ----------------------------------------
                                                      MITCHELL RUBIN
                                                       President


DATED:  April 21, 1998               FRANKLIN ELECTRONIC PUBLISHERS, INC.


                                    By:                    /s/
                                        ----------------------------------------
                                                    BRAD R. GODSHALL
                                                        Attorney

================================================================================


                                   EXHIBIT "A"
                                LISTING OF CLAIMS


================================================================================

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS

                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
-------------------                    ---------------  ----------  --------------  --------------  ---------------  --------------
FRANKLIN ELECTRONIC                         14,239.58          --       14,239.58    1,753,367.34     1,753,367.34              --
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
  CLASS 1 TOTAL                             14,239.58          --       14,239.58    1,753,367.34     1,753,367.34              --
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
KBK FINANCIAL                                                                          233,290.88       233,290.88              --
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
  CLASS 2a TOTAL                                   --          --              --      233,290.88       233,290.88              --
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
ANGELO ALLIO                                                                             1,987.50         1,987.50              --
B.G. BALMER & CO., INC.                                                                  7,953.42         7,953.42              --
BARBARA COOK                                                                               130.00           130.00              --
BETTY T SMITH                                                                              775.00           775.00              --
CHARLES GREEN                                                                              250.22           250.22              --
DIANE L STANLEY                                                                            324.25           324.25              --
E L MATTSON & M E MATTSON TEN COM                                                       15,000.00        15,000.00              --
HANS MUELLER                                                                               750.00           750.00              --
HAROLD R JOHNSON                                                                         3,325.00         3,325.00              --
IAN LIVOCK                                                                                 119.00           119.00              --
JAMES A MURRAY                                                                           7,500.00         7,500.00              --
JAMES A. MURRAY                                                                          7,500.00         7,500.00              --
KATALINA A GUZMAN                                                                        1,354.00         1,354.00              --
RICHAD W. THOMPSON                                                                       1,372.50         1,372.50              --
ROY E STONER JR.                                                                         1,330.00         1,330.00              --
SARA AXELROD                                                                               737.00           737.00              --
SONDRA LEE LOBEL                                                                         4,005.57         4,005.57              --
SUSAN V WHITE                                                                            1,257.81         1,257.81              --
TELOGY, INC.                                                                             2,364.40         2,364.40              --
VIRGINIA J SHAW                                                                            425.00           425.00              --
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
  CLASS 2b TOTAL                                   --          --              --       58,460.67        58,460.67              --
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
ALEXANDER D SANDERSON                                                                   78,288.25        78,288.25              --
BERBARIAN & ASSOCIATES                                                                  15,599.43        15,599.43              --
BERBERIAN & ASSOCIATES, INC.                                                            15,599.43        15,599.43              --
BSS MANAGEMENT/NOW MESSENGER                                                             1,224.95         1,224.95              --
CARMEN AMAYA                                       --      161.54          161.54                           161.54          161.54
CAROL GAUVREAU                                     --      129.62          129.62                           129.62          129.62
CHYERRELLE HARRISON                                --      360.58          360.58                           360.58          360.58
DAVID LERNER                                       --      769.23          769.23        4,000.00         4,000.00          769.23
EDWARD KRAKAUER                                    --          --              --        4,000.00         4,000.00              --
EDWARD KRAKAUER                                                                          4,000.00         4,000.00              --
ELLIE SHAMS                                        --      408.65          408.65                           408.65          408.65
GEORGE E. MOSS                               9,629.00          --        9,629.00       19,835.74        19,835.74              --
GEORGE FISCHER                                     --      961.54          961.54          961.54           961.54          961.54
HENRY DURAN                                        --      253.85          253.85                           253.85          253.85
JOSE SALAZAR                                       --       70.00           70.00                            70.00           70.00
KEN DEWITT                                         --    4,000.00        4,000.00                         4,000.00        4,000.00
L.A. COUNTY TAX COLLECTOR                          --    4,955.63        4,955.63        5,525.52         5,525.52        5,525.52
LARRY F. CORNELL                                                                           404.54           404.54              --
LARRY KLOMAN                                       --      865.39          865.39          865.39           865.39          865.39
LIGAYA KELLY                                       --      215.39          215.39        3,416.66         3,416.66          215.39
LIGHTHOUSE MARKETING                            14.94          --           14.94        1,875.22         1,875.22              --
LISA DURAN                                         --      259.62          259.62                           259.62          259.62
MAGGIE CHAMBERS                                    --      432.69          432.69                           432.69          432.69

                                                   CLAIM
  VENDOR/EMPLOYEE                         CLASS     NO.             COMMENTS
-------------------                      -------  -------  --------------------------
FRANKLIN ELECTRONIC                         1        115   SEE PLAN OF REORGANIZATION
                                         -------  -------  --------------------------
  CLASS 1 TOTAL
                                         -------  -------  --------------------------
KBK FINANCIAL                              2a         76   PAID POST PETITION
                                         -------  -------  --------------------------
  CLASS 2a TOTAL
                                         -------  -------  --------------------------
ANGELO ALLIO                               2b         38   SH
B.G. BALMER & CO., INC.                    2b        135   MOVED TO UNSECURED
BARBARA COOK                               2b         87   SH
BETTY T SMITH                              2b         68   SH
CHARLES GREEN                              2b         70   SH
DIANE L STANLEY                            2b        184   SH
E L MATTSON & M E MATTSON TEN COM          2b        156   SH
HANS MUELLER                               2b         73   SH
HAROLD R JOHNSON                           2b        154   SH
IAN LIVOCK                                 2b        195   SH
JAMES A MURRAY                             2b         53   SH
JAMES A. MURRAY                            2b        103   DUPLICATE
KATALINA A GUZMAN                          2b        157   SH
RICHAD W. THOMPSON                         2b        178   SH
ROY E STONER JR.                           2b         82   SH
SARA AXELROD                               2b         66   SH
SONDRA LEE LOBEL                           2b         49   SH
SUSAN V WHITE                              2b        176   SH
TELOGY, INC.                               2b         74   MOVED TO UNSECURED
VIRGINIA J SHAW                            2b         67   SH
                                         -------  -------  --------------------------
  CLASS 2b TOTAL
                                         -------  -------  --------------------------
ALEXANDER D SANDERSON                       3        105   SH
BERBARIAN & ASSOCIATES                      3         29   MOVED TO NON-PRIORITY
BERBERIAN & ASSOCIATES, INC.                3         62   DUPLICATE
BSS MANAGEMENT/NOW MESSENGER                3         12   MOVED TO NON-PRIORITY
CARMEN AMAYA                                3              NOC
CAROL GAUVREAU                              3              NOC
CHYERRELLE HARRISON                         3              NOC
DAVID LERNER                                3        131   VPTI DISPUTES AMOUNT
EDWARD KRAKAUER                             3         46   VPTI DISPUTES AMOUNT
EDWARD KRAKAUER                             3        116   DUPLICATE
ELLIE SHAMS                                 3              NOC
GEORGE E. MOSS                              3        104   RESOLVED POST PETITION
GEORGE FISCHER                              3        111   NOC
HENRY DURAN                                 3              NOC
JOSE SALAZAR                                3              NOC
KEN DEWITT                                  3              NOC
L.A. COUNTY TAX COLLECTOR                   3        150   NOC
LARRY F. CORNELL                            3        124   SH
LARRY KLOMAN                                3         91   NOC
LIGAYA KELLY                                3        194   MOVED TO NONPRIORITY
LIGHTHOUSE MARKETING                        3         88   MOVED TO NON-PRIOR/DISP
LISA DURAN                                  3              NOC
MAGGIE CHAMBERS                             3              NOC


                                  Exhibit A-1

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS

                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
-------------------                    ---------------  ----------  --------------  --------------  ---------------  --------------
MITCHELL RUBIN                                     --    1,442.31        1,442.31                         1,442.31        1,442.31
NEIL HICKOX                                        --      384.62          384.62                           384.62          384.62
ROSA SANCHEZ                                       --      193.85          193.85                           193.85          193.85
SCOTT HEMMELGARN                                   --      384.62          384.62          800.00           800.00          384.62
THREE STAR MARKETING                                           --              --        1,937.15         1,937.15              --
VIRGINIA KELLEY                                    --      365.39          365.39                           365.39          365.39
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
  CLASS 3 TOTAL                              9,643.94   16,614.52       26,258.46      158,333.82       166,796.54       17,184.41
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
A PACK DESIGN CO.                            1,482.00          --        1,482.00                         1,482.00        1,482.00
ABC WAREHOUSE                                2,933.30          --        2,933.30                         2,933.30        2,933.30
ABF FREIGHT SYSTEM, INC.                     1,559.58          --        1,559.58        2,334.84         2,334.84        2,334.84
ADAM EGAZARIAN                                                                           5,812.50         5,812.50              --
ADLER & RING LAW OFFICES                     5,494.05          --        5,494.05        5,950.50         5,950.50        5,950.50
ADM GROUP                                                                                4,600.00         4,600.00              --
ADWEEK MAGAZINE                                393.00          --          393.00                           393.00          393.00
AFFORDABLE PORTABLES                           668.00          --          668.00                           668.00          668.00
AIRBORNE EXPRESS                                83.46          --           83.46                            83.46           83.46
AIRGATE                                      9,063.00          --        9,063.00                         9,063.00        9,063.00
ALFRED A MCCORQUODALE                                                                      681.50           681.50              --
ALLIED OREGON INVESTORS                         18.40          --           18.40                            18.40           18.40
AMERICAN EXPRESS                                10.00          --           10.00                            10.00           10.00
AMERICAN TV                                    469.00          --          469.00                           469.00          469.00
AMILIE AND ARTHUR FELTEN                                                                 1,600.00         1,600.00              --
AMREP                                        9,694.31          --        9,694.31        9,694.31         9,694.31        9,694.31
ANN S TROUP                                                                              1,462.50         1,462.50              --
ARGENE MAHONE                                                                              835.00           835.00              --
ARMY/AIR FORCE EXCHANGE                        211.00          --          211.00                           211.00          211.00
ARTHUR & MARIE PETRELLA                                                                        --               --              --
ASTRO OFFICE PRODUCTS INC                      407.00          --          407.00                           407.00          407.00
AT&T                                             8.93          --            8.93                             8.93            8.93
B.G. BALMER & CO., INC.                      7,867.80          --        7,867.80              --               --        7,953.42
BARBARA SCHOOLS                                                                         15,000.00        15,000.00              --
BDO SEIDMAN                                 12,394.00          --       12,394.00                        12,394.00       12,394.00
BELL INDUSTRIES                              5,599.95          --        5,599.95        7,026.68         7,026.68        7,026.68
BERBARIAN & ASSOCIATES                      15,599.43          --       15,599.43              --               --       15,599.43
BETTY C. CONNORS TRUSTEE                                                                30,000.00        30,000.00              --
BETTY C. CONNORS, TRUSTEE                                                               30,000.00        30,000.00              --
BILL E. MAHANEY                                                                          4,167.50         4,167.50              --
BNY INFORMATION SERVICES                        17.15          --           17.15                            17.15           17.15
BOWNE OF LOS ANGELES, INC.                  14,675.90          --       14,675.90                        14,675.90       14,675.90
BRENNAN & HOWARD INC.                       14,774.18          --       14,774.18                        14,774.18       14,774.18
BROOKSTONE                                   8,412.00          --        8,412.00                         8,412.00        8,412.00
BRUCE G. STOREY                                                                             95.63            95.63              --
C.R. MCMULLEN CO INC                                                                       345.80           345.80          345.80
CALIBRATION & REPAIR SERVICE                   114.00          --          114.00          114.00           114.00          114.00
CARLSON MARKETING                              860.00          --          860.00                           860.00          860.00
CARMEN AMAYA                                   484.62          --          484.62                           484.62          484.62
CAROL GAUVREAU                                 130.00          --          130.00                           130.00          130.00
CENTRAL TELEPHONE-NEVADA                        15.43          --           15.43                            15.43           15.43

                                                  CLAIM
  VENDOR/EMPLOYEE                        CLASS     NO.             COMMENTS
-------------------                     -------  -------  --------------------------
MITCHELL RUBIN                             3              NOC
NEIL HICKOX                                3              NOC
ROSA SANCHEZ                               3              NOC
SCOTT HEMMELGARN                           3         45   VPTI DISPUTES AMOUNT
THREE STAR MARKETING                       3         71   MOVED TO NON-PRIORITY
VIRGINIA KELLEY                            3              NOC
                                        -------  -------  --------------------------
  CLASS 3 TOTAL
                                        -------  -------  --------------------------
A PACK DESIGN CO.                          4              NOC
ABC WAREHOUSE                              4              NOC
ABF FREIGHT SYSTEM, INC.                   4        169   NOC
ADAM EGAZARIAN                             4        119   SH
ADLER & RING LAW OFFICES                   4         22   NOC
ADM GROUP                                  4        114   VPTI DISPUTES CLAIM
ADWEEK MAGAZINE                            4              NOC
AFFORDABLE PORTABLES                       4              NOC
AIRBORNE EXPRESS                           4              NOC
AIRGATE                                    4              NOC
ALFRED A MCCORQUODALE                      4         69   SH
ALLIED OREGON INVESTORS                    4              NOC
AMERICAN EXPRESS                           4              NOC
AMERICAN TV                                4              NOC
AMILIE AND ARTHUR FELTEN                   4        109   SH
AMREP                                      4         37   NOC
ANN S TROUP                                4        161   SH
ARGENE MAHONE                              4        185   SH
ARMY/AIR FORCE EXCHANGE                    4              NOC
ARTHUR & MARIE PETRELLA                    4         64   SH
ASTRO OFFICE PRODUCTS INC                  4              NOC
AT&T                                       4              NOC
B.G. BALMER & CO., INC.                    4        135   MOVED FROM SECURED
BARBARA SCHOOLS                            4        106   SH
BDO SEIDMAN                                4              NOC
BELL INDUSTRIES                            4         18   NOC
BERBARIAN & ASSOCIATES                     4         29   MOVED FROM PRIORITY
BETTY C. CONNORS TRUSTEE                   4         43   SH
BETTY C. CONNORS, TRUSTEE                  4         33   DUPLICATE
BILL E. MAHANEY                            4         80   SH
BNY INFORMATION SERVICES                   4              NOC
BOWNE OF LOS ANGELES, INC.                 4              NOC
BRENNAN & HOWARD INC.                      4              NOC
BROOKSTONE                                 4              NOC
BRUCE G. STOREY                            4        102   SH
C.R. MCMULLEN CO INC                       4        143   NOC
CALIBRATION & REPAIR SERVICE               4         23   NOC
CARLSON MARKETING                          4              NOC
CARMEN AMAYA                               4              NOC
CAROL GAUVREAU                             4              NOC
CENTRAL TELEPHONE-NEVADA                   4              NOC


                                  Exhibit A-2

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS

                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
                                       ---------------  ----------  --------------  --------------  ---------------  --------------
CERTIFIED SECURITY SYSTEMS                      66.00          --           66.00                            66.00           66.00
CHALLENGE PRINTING INC.                      4,128.64          --        4,128.64        4,837.20         4,837.20        4,837.20
CHI HANG MOULD                              29,329.20          --       29,329.20                        29,329.20       11,579.20
CHYERRELLE HARRISON                          1,081.73          --        1,081.73                         1,081.73        1,081.73
CITY CLERK                                     428.60          --          428.60                           428.60          428.60
CLIFF                                       13,714.06          --       13,714.06                        13,714.06       13,714.06
COLOURCRAFT PRINTING, INC.                   1,340.00          --        1,340.00        1,508.84         1,508.84        1,508.84
COMPUARTIST                                  2,535.37          --        2,535.37                         2,535.37        2,535.37
COMPUSA                                      1,973.00          --        1,973.00                         1,973.00        1,973.00
COMPUTER SOLUTIONS                             900.00          --          900.00          900.00           900.00          900.00
COMPUTER SUPPLIES                            1,274.00          --        1,274.00                         1,274.00        1,274.00
CONSUMER ELECTRONICS SHOWS                   3,240.00          --        3,240.00        3,240.00         3,240.00        3,240.00
CONTEMPORARY CONSUMER PRODUCTS                 352.50          --          352.50          300.00           300.00          300.00
CONTINENTAL RESOURCES, INC.                    682.11          --          682.11                           682.11          682.11
COX, CASTLE & NICHOLSON                     29,506.28          --       29,506.28       29,435.19        29,435.19       29,435.19
CREDIT MANAGERS ASSOC. OF CALIF                680.00          --          680.00                           680.00          680.00
CRYSTAL LAUGHTON                                                                           200.00           200.00              --
DAMARK                                       2,090.00          --        2,090.00                         2,090.00        2,090.00
DANIEL J AND CELESTINA A WOOTEN                                                                --               --              --
DARREN JAMES NOLAN                                                                             --               --              --
DARRY L PETERS                                                                             907.00           907.00              --
DATA COMM WAREHOUSE                            499.85          --          499.85                           499.85          499.85
DAVID LERNER                                 2,307.70          --        2,307.70       24,076.93        24,076.93        2,307.70
DAVID P. TUPAJ                                                                           1,500.00         1,500.00              --
DAYWEST EXPRESS                                994.21          --          994.21                           994.21          994.21
DBA ANDERSON TROPHY CO                          66.41          --           66.41                            66.41           66.41
DEAN WITTER REYNOLDS INC.                      550.53          --          550.53                           550.53          550.53
DELORIS C. GIES                                                                                --               --              --
DEPT. OF WATER & POWER, CITY OF LA                                                         683.62           683.62          683.62
DHL WORLDWIDE EXPRESS                          813.66          --          813.66                           813.66          813.66
DIANE LOHMAN                                                                               125.00           125.00              --
DICK ORKIN'S RADIO RANCH                     1,991.31          --        1,991.31                         1,991.31        1,991.31
DIGI-KEY 157802                              2,835.48          --        2,835.48        2,835.48         2,835.48        2,835.48
DIGITAL IMAGING PLUS                                                                       180.24           180.24          180.24
DNB ENGINEERING                              3,900.00          --        3,900.00        3,900.00         3,900.00        3,900.00
DOUGLAS F LINDSEY                                                                              --               --              --
DOUGLAS LAUGHTON                                                                               --               --              --
DOUGLAS REITH                                                                              439.45           439.45              --
DUANE VITZHUM                                                                                  --               --              --
DUN & BRADSTREET                                32.48          --           32.48                            32.48           32.48
DURACELL USA                                 3,658.07          --        3,658.07        3,658.07         3,658.07        3,658.07
EDGE                                         1,774.00          --        1,774.00                         1,774.00        1,774.00
EDITH NELLIE HENNEBURY                                                                  46,452.12        46,452.12              --
EDNA F SPRINKLE                                                                            383.50           383.50              --
EDWARD & VALERIE LAUGHTON                                                                      --               --              --
EDWARD E. LONGO                                                                         12,000.00        12,000.00              --
EDWARD F PAWLOWSKI                                                                             --               --              --
EDWARD JONES CUST FBO                                                                    5,713.76         5,713.76              --

                                                CLAIM
  VENDOR/EMPLOYEE                      CLASS     NO.             COMMENTS
                                      -------  -------  --------------------------
CERTIFIED SECURITY SYSTEMS               4              NOC
CHALLENGE PRINTING INC.                  4        126   NOC
CHI HANG MOULD                           4              $17,750 ASSUMED CONTRACT
CHYERRELLE HARRISON                      4              NOC
CITY CLERK                               4              NOC
CLIFF                                    4              NOC
COLOURCRAFT PRINTING, INC.               4          7   NOC
COMPUARTIST                              4              NOC
COMPUSA                                  4              NOC
COMPUTER SOLUTIONS                       4          8   NOC
COMPUTER SUPPLIES                        4              NOC
CONSUMER ELECTRONICS SHOWS               4         90   NOC
CONTEMPORARY CONSUMER PRODUCTS           4         84   NOC
CONTINENTAL RESOURCES, INC.              4              NOC
COX, CASTLE & NICHOLSON                  4          5   NOC
CREDIT MANAGERS ASSOC. OF CALIF          4              NOC
CRYSTAL LAUGHTON                         4        188   SH
DAMARK                                   4              NOC
DANIEL J AND CELESTINA A WOOTEN          4         85   SH
DARREN JAMES NOLAN                       4         54   SH
DARRY L PETERS                           4         94   SH
DATA COMM WAREHOUSE                      4              NOC
DAVID LERNER                             4        131   VPTI DISPUTES AMOUNT
DAVID P. TUPAJ                           4         27   SH
DAYWEST EXPRESS                          4              NOC
DBA ANDERSON TROPHY CO                   4              NOC
DEAN WITTER REYNOLDS INC.                4              NOC
DELORIS C. GIES                          4        101   SH
DEPT. OF WATER & POWER, CITY OF LA       4          2   NOC
DHL WORLDWIDE EXPRESS                    4              NOC
DIANE LOHMAN                             4         50   SH
DICK ORKIN'S RADIO RANCH                 4              NOC
DIGI-KEY 157802                          4         25   NOC
DIGITAL IMAGING PLUS                     4        117   NOC
DNB ENGINEERING                          4         28   NOC
DOUGLAS F LINDSEY                        4         48   SH
DOUGLAS LAUGHTON                         4        153   SH
DOUGLAS REITH                            4         99   SH
DUANE VITZHUM                            4        151   SH
DUN & BRADSTREET                         4              NOC
DURACELL USA                             4        145   NOC
EDGE                                     4              NOC
EDITH NELLIE HENNEBURY                   4         65   SH
EDNA F SPRINKLE                          4         59   SH
EDWARD & VALERIE LAUGHTON                4        122   SH
EDWARD E. LONGO                          4        170   SH
EDWARD F PAWLOWSKI                       4        180   SH
EDWARD JONES CUST FBO                    4        187   SH


                                  Exhibit A-3

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS

                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
                                       ---------------  ----------  --------------  --------------  ---------------  -------------
EDWARD KRAKAUER                            234,599.00          --      234,599.00      470,172.00       470,172.00      415,507.00
EDWARD KRAKAUER                                                                        470,172.00       470,172.00              --
EIRE PARTNERS                                  100.00          --          100.00                           100.00          100.00
ELAINE COCKRELL                                                                                --               --              --
ELASTOMERIC TECHNOLOGIES, INC.               1,491.19          --        1,491.19                         1,491.19        1,491.19
ELEANOR B DANGELO                                                                       10,480.17        10,480.17              --
ELIZABETH ANDREWS                                                                              --               --              --
ELLIE SHAMS                                  1,225.96          --        1,225.96                         1,225.96        1,225.96
ENGSERV.                                     4,930.00          --        4,930.00                         4,930.00        4,930.00
EVEREN SECURITIES                             Disputed                                 435,000.00       435,000.00              --
EXACT STAFF                                                                             11,045.57        11,045.57              --
EXACT STAFF, INC.                           11,045.57          --       11,045.57       11,045.57        11,045.57       11,045.57
EXPRESS CARGO FORWARDING LTD                   361.14          --          361.14                           361.14          361.14
FEDCO, INC.                                    890.00          --          890.00                           890.00          890.00
FEDERAL EXPRESS                              1,229.24          --        1,229.24                         1,229.24        1,229.24
FERRT ANNE NEAL                                                                          1,654.14         1,654.14              --
FIDELITY PRODUCTS CO                           525.00          --          525.00                           525.00          525.00
FIRST CHOICE                                   217.87          --          217.87                           217.87          217.87
                                        Contingent and
FLEXTRONICS                               Unliquidated                                                          --              --
FRALOCK                                        104.00          --          104.00                           104.00          104.00
FRANK EDWARD HARRIS TTEE                                                                 1,334.95         1,334.95              --
FUTURE GENERATIONS                          30,139.97          --       30,139.97       30,339.97        30,339.97       30,339.97
G-TEK ELECTRONICS SDN BHD                     Disputed                                                          --              --
G. WILLIAMS & ASSOCIATES                       784.33          --          784.33          835.89           835.89          835.89
G.P. COLOR                                   1,455.51          --        1,455.51                         1,455.51        1,455.51
GARRETT ELECTRONICS                             31.09          --           31.09                            31.09           31.09
GARY S AND KATHRYN A. WOLFE                                                             37,500.00        37,500.00              --
GE CAPITAL                                   4,745.93          --        4,745.93        4,745.93         4,745.93        4,745.93
GENCO/FEDRATED                               1,469.00          --        1,469.00                         1,469.00        1,469.00
GEORGE FISCHER                               2,884.61          --        2,884.61        2,884.61         2,884.61        2,884.61
GEORGE H. OTTMAN                                                                         2,450.00         2,450.00              --
GERALD T GRANT                                                                                 --               --              --
GLOBAL COMPUTER SUPPLIES                     3,636.00          --        3,636.00                         3,636.00        3,636.00
GLOBAL TRADING AND LEASING                     336.00          --          336.00                           336.00          336.00
GOOD GUYS                                    1,253.00          --        1,253.00                         1,253.00        1,253.00
GOOD GUYS                                     Disputed                                                          --              --
GORDON LUNDENE                                                                          14,543.74        14,543.74              --
GSS ARRAY                                    6,224.80          --        6,224.80        9,825.14         9,825.14        9,825.14
HAMILTON HALLMARK                            9,283.75          --        9,283.75                         9,283.75        9,283.75
HAMMACHER SCHLEMMER                          6,997.00          --        6,997.00       22,194.00        22,194.00        6,997.00
HARRY M LANGREHR                                                                           762.50           762.50              --
HEARTLAND AMERICA                            7,555.00          --        7,555.00                         7,555.00        7,555.00
HELEN V MCKEE                                                                                  --               --              --
HELLO DIRECT                                 2,514.00          --        2,514.00                         2,514.00        2,514.00
HENRY DURAN                                    761.54          --          761.54                           761.54          761.54
HERBERT RENSTROM                                                                           647.50           647.50              --
HERMAN BENNETT                               1,582.00          --        1,582.00                         1,582.00        1,582.00
HIAN TECH                                   10,135.40          --       10,135.40       10,135.00        10,135.00       10,135.00

                                                 CLAIM
  VENDOR/EMPLOYEE                       CLASS     NO.             COMMENTS
                                       -------  -------  --------------------------
EDWARD KRAKAUER                           4         46   VPTI DISPUTES AMOUNT
EDWARD KRAKAUER                           4        116   DUPLICATE
EIRE PARTNERS                             4              NOC
ELAINE COCKRELL                           4        160   SH
ELASTOMERIC TECHNOLOGIES, INC.            4              NOC
ELEANOR B DANGELO                         4        158   SH
ELIZABETH ANDREWS                         4        142   SH
ELLIE SHAMS                               4              NOC
ENGSERV.                                  4              NOC
EVEREN SECURITIES                         4         75   VPTI DISPUTES CLAIM
EXACT STAFF                               4        193   DUPLICATE
EXACT STAFF, INC.                         4         24   NOC
EXPRESS CARGO FORWARDING LTD              4              NOC
FEDCO, INC.                               4              NOC
FEDERAL EXPRESS                           4              NOC
FERRT ANNE NEAL                           4         34   SH
FIDELITY PRODUCTS CO                      4              NOC
FIRST CHOICE                              4              NOC

FLEXTRONICS                               4              NOC
FRALOCK                                   4              NOC
FRANK EDWARD HARRIS TTEE                  4        167   SH
FUTURE GENERATIONS                        4         17   NOC
G-TEK ELECTRONICS SDN BHD                 4              NOC
G. WILLIAMS & ASSOCIATES                  4        133   NOC
G.P. COLOR                                4              NOC
GARRETT ELECTRONICS                       4              NOC
GARY S AND KATHRYN A. WOLFE               4        162   SH
GE CAPITAL                                4          4   NOC
GENCO/FEDRATED                            4              NOC
GEORGE FISCHER                            4        111   NOC
GEORGE H. OTTMAN                          4        172   SH
GERALD T GRANT                            4        171   SH
GLOBAL COMPUTER SUPPLIES                  4              NOC
GLOBAL TRADING AND LEASING                4              NOC
GOOD GUYS                                 4              NOC
GOOD GUYS                                 4              NOC
GORDON LUNDENE                            4         31   SH
GSS ARRAY                                 4        123   NOC
HAMILTON HALLMARK                         4              NOC
HAMMACHER SCHLEMMER                       4         57   VPTI DISPUTES AMOUNT
HARRY M LANGREHR                          4        174   SH
HEARTLAND AMERICA                         4              NOC
HELEN V MCKEE                             4        152   SH
HELLO DIRECT                              4              NOC
HENRY DURAN                               4              NOC
HERBERT RENSTROM                          4         55   SH
HERMAN BENNETT                            4              NOC
HIAN TECH                                 4         13   NOC


                                  Exhibit A-4

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS


                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
  ---------------                      ---------------  ----------  --------------  --------------  ---------------  -------------
HIAN TECH                                                                               10,135.00        10,135.00              --
HINCKLEY & SCHMITT                              65.30          --           65.30                            65.30           65.30
HOME CONTROL CONCEPTS                          149.00          --          149.00                           149.00          149.00
HOME SHOPPING NETWORK                        1,913.00          --        1,913.00        3,361.00         3,361.00        3,361.00
I.N. INCORPORATED                            1,537.50          --        1,537.50        1,537.50         1,537.50        1,537.50
IMPORT SPECIALTIES                                                                       7,340.00         7,340.00              --
INCREDIBLE UNIVERSE                          8,186.00          --        8,186.00                         8,186.00        8,186.00
INFINITY ENGINEERING INC                     3,195.00          --        3,195.00        3,195.00         3,195.00        3,195.00
INTERNATIONAL CRYSTAL                          259.35          --          259.35          259.35           259.35          259.35
INTERNATIONAL IMAGE TECH.                      878.00          --          878.00          878.45           878.45          878.45
INTEX TRANSLATIONS                           3,565.00          --        3,565.00                         3,565.00        3,565.00
INTL COMMUNICATIONS GROUP, INC               1,385.40          --        1,385.40                         1,385.40        1,385.40
IRENE L SMITH & STEVEN C. SMITH                                                          1,487.95         1,487.95              --
J.D. OFFICE PRODUCTS                         1,944.71          --        1,944.71        1,935.04         1,935.04        1,935.04
JACK C. LONG                                                                             2,276.86         2,276.86              --
JACK KERN                                                                               13,500.00        13,500.00              --
JAMES B BURT & SUSAN B BURT JT TEN                                                             --               --              --
JAMES E GUYTON AND MARY J GUYTON                                                         1,609.50         1,609.50              --
JAMES T. HOPKINS                                                                         3,250.00         3,250.00              --
JD OFFICE PRODUCTS                                                                       1,935.04         1,935.04              --
JEAN K HEINTZ                                                                            1,374.65         1,374.65              --
JENNINGS & THOMAS                               53.30          --           53.30                            53.30           53.30
JENNY HOWARD, BRETT HOWARD                                                               2,000.00         2,000.00              --
JEROME E. TATER                                                                          3,500.00         3,500.00              --
JO ANNE B. BARROW                                                                        1,845.00         1,845.00              --
JO ANNE B. BARROW                                                                        1,845.00         1,845.00              --
JOHN S FELDMAN                                                                          10,000.00        10,000.00              --
JOSEPH HICKEY                                                                                  --               --              --
JOSEPH J. FAVAZZA, JR.                                                                     800.00           800.00              --
JOSEPH P KRACH                                                                                 --               --              --
JOSEPH TIBERI                                                                              712.33           712.33              --
JUDY RALSTON                                                                               600.00           600.00              --
KELLY J BRINKMAN                                                                               --               --              --
KEN DANIELSON - CFO SOUND ADVICE                                                           915.00           915.00          915.00
KEN DEWITT                                   9,846.15          --        9,846.15                         9,846.15        9,846.15
KEN METZLER                                  7,500.00          --        7,500.00        7,500.00         7,500.00        7,500.00
KENT H. LANDSBERG CO.                          497.11          --          497.11                           497.11          497.11
KINKO'S                                      1,181.94          --        1,181.94                         1,181.94        1,181.94
L.A. MUNICIPAL SERVICES                        605.29          --          605.29                           605.29          605.29
L.A. RECORDS MANAGEMENT                        162.50          --          162.50          214.75           214.75          214.75
LA NETWORK                                   9,165.00          --        9,165.00                         9,165.00        9,165.00
LARRY KLOMAN                                 2,596.16          --        2,596.16        2,596.16         2,596.16        2,596.16
LASER EXPRESS                                  180.24          --          180.24                           180.24          180.24
LDDS/WORLDCOM                                  311.52          --          311.52                           311.52          311.52
LEADING PLASTIC MFG. PTE LTD                 4,035.00          --        4,035.00        4,035.00         4,035.00        4,035.00
LECHMERE/MONTGOMERY WARDS                      803.00          --          803.00          803.10           803.10          803.10
LEE G TROY                                                                                     --               --              --
LEESURE DESIGN                                  50.00          --           50.00                            50.00           50.00

                                                CLAIM
  VENDOR/EMPLOYEE                      CLASS     NO.             COMMENTS
  ---------------                     -------  -------  --------------------------
HIAN TECH                                4         36   DUPLICATE
HINCKLEY & SCHMITT                       4              NOC
HOME CONTROL CONCEPTS                    4              NOC
HOME SHOPPING NETWORK                    4         77   NOC
I.N. INCORPORATED                        4         10   NOC
IMPORT SPECIALTIES                       4        140   VPTI DISPUTES CLAIM
INCREDIBLE UNIVERSE                      4              NOC
INFINITY ENGINEERING INC                 4        148   NOC
INTERNATIONAL CRYSTAL                    4         15   NOC
INTERNATIONAL IMAGE TECH.                4          3   NOC
INTEX TRANSLATIONS                       4              NOC
INTL COMMUNICATIONS GROUP, INC           4              NOC
IRENE L SMITH & STEVEN C. SMITH          4         58   SH
J.D. OFFICE PRODUCTS                     4          9   NOC
JACK C. LONG                             4        141   SH
JACK KERN                                4        155   SH
JAMES B BURT & SUSAN B BURT JT TEN       4        182   SH
JAMES E GUYTON AND MARY J GUYTON         4        128   SH
JAMES T. HOPKINS                         4         79   SH
JD OFFICE PRODUCTS                       4         35   DUPLICATE
JEAN K HEINTZ                            4        183   SH
JENNINGS & THOMAS                        4              NOC
JENNY HOWARD, BRETT HOWARD               4        144   SH
JEROME E. TATER                          4        129   SH
JO ANNE B. BARROW                        4         26   SH
JO ANNE B. BARROW                        4         40   DUPLICATE
JOHN S FELDMAN                           4         11   SH
JOSEPH HICKEY                            4        113   SH
JOSEPH J. FAVAZZA, JR.                   4        197   SH
JOSEPH P KRACH                           4         72   SH
JOSEPH TIBERI                            4        159   SH
JUDY RALSTON                             4        120   SH
KELLY J BRINKMAN                         4        181   SH
KEN DANIELSON - CFO SOUND ADVICE         4        130   NOC
KEN DEWITT                               4              NOC
KEN METZLER                              4         30   NOC
KENT H. LANDSBERG CO.                    4              NOC
KINKO'S                                  4              NOC
L.A. MUNICIPAL SERVICES                  4              NOC
L.A. RECORDS MANAGEMENT                  4         14   NOC
LA NETWORK                               4              NOC
LARRY KLOMAN                             4         91   NOC
LASER EXPRESS                            4              NOC
LDDS/WORLDCOM                            4              NOC
LEADING PLASTIC MFG. PTE LTD             4        107   NOC
LECHMERE/MONTGOMERY WARDS                4        137   NOC
LEE G TROY                               4        175   SH
LEESURE DESIGN                           4              NOC


                                  Exhibit A-5

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS

                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
  ----------------                     ---------------  ----------  --------------  --------------  ---------------  -------------
LEGAL DEPT/STAPLE INC                                                                          --               --              --
LEONARD D JULOS                                                                                --               --              --
LEONARD SABALA                                                                                 --               --              --
LET'S TALK CELLULAR                          9,524.00          --        9,524.00        9,524.00         9,524.00        9,524.00
LIGAYA KELLY                                   200.00          --          200.00            0.00             0.00        3,201.27
LIGHTHOUSE MARKETING                            14.94          --           14.94              --               --           14.94
LILEA MEEH TR                                                                                  --               --              --
LINDA M. KOZLOWSKI                                                                         125.00           125.00              --
LISA DURAN                                     778.85          --          778.85                           778.85          778.85
LISA M BRESKY                                                                            1,750.00         1,750.00              --
LNC ASSOCIATES                                 174.58          --          174.58                           174.58          174.58
LOEB & LOEB LLP ATTY AT LAW                 37,741.21          --       37,741.21       40,154.47        40,154.47       40,154.47
LOIS M HANSEN                                                                              232.45           232.45              --
LOREN B. MARK                                                                                  --               --              --
LUCENT TECHNOLOGIES, INC.                   70,251.86          --       70,251.86                        70,251.86       70,251.86
LURIA & SON                                  2,375.00          --        2,375.00                         2,375.00        2,375.00
LYNN SCHIFF                                                                                    --               --              --
M BUSSARAKUM MD INC                                                                      7,911.22         7,911.22              --
MAC WAREHOUSE                                  629.95          --          629.95                           629.95          629.95
MACOLA INCORPORATED                          1,425.21          --        1,425.21                         1,425.21        1,425.21
MAGGIE CHAMBERS                              1,298.08          --        1,298.08                         1,298.08        1,298.08
MARFRED INDUSTRIES                           2,305.92          --        2,305.92        1,775.12         1,775.12        1,775.12
MARTIN J. & ELEANOR C. GRUBER                                                                  --               --              --
MFS/WORLDCOMM                               20,190.59          --       20,190.59                        20,190.59       20,190.59
MICHAEL ANTHONY GIANNELLI                                                                      --               --              --
MICRO WAREHOUSE                                 64.90          --           64.90                            64.90           64.90
MICRO/SYS                                      881.08          --          881.08          881.08           881.08          881.08
MILLAR COMPANY                               6,832.34          --        6,832.34       10,450.00        10,450.00        6,832.34
MILLAR COMPANY                                                                          10,450.00        10,450.00              --
MINILEC SERVICE                                 84.00          --           84.00                            84.00           84.00
MISCO                                        2,366.00          --        2,366.00                         2,366.00        2,366.00
MITCHELL RUBIN                               4,326.92          --        4,326.92                         4,326.92        4,326.92
MOBILCOMM                              Disputed                                                                 --              --
MOBILECOMM                                      46.00          --           46.00                            46.00           46.00
MONTE CARLO RESORT & CASINO                    450.88          --          450.88          450.88           450.88          450.88
MONTGOMERY WARD & CO., INC.                  3,545.00          --        3,545.00        5,661.49         5,661.49        5,661.49
MOULTON DATA SERVICES, INC.                 15,972.63          --       15,972.63       13,728.62        13,728.62       13,728.62
MOUSER ELECTRONICS                              89.77          --           89.77                            89.77           89.77
MR JOSEPH RUYZAM                                                                           800.00           800.00              --
MRS ARTHUR BARRON                                                                          550.00           550.00              --
MYRON HITCHCOCK                              7,550.50          --        7,550.50                         7,550.50        7,550.50
NEIL HICKOX                                  1,153.85          --        1,153.85                         1,153.85        1,153.85
NEILSEN DILLINGHAM BUILDERS                    172.85          --          172.85                           172.85          172.85
NEW HORIZONS                                 5,148.62          --        5,148.62                         5,148.62        5,148.62
NEW HORIZONS                                   140.00          --          140.00                           140.00          140.00
NICHOLAS E. WHITNEY JR                                                                   5,620.00         5,620.00              --
NICHOLAS E. WHITNEY JR                                                                   5,620.00         5,620.00              --
NORTHERN LIGHTS (CREDIT BAL)                   296.16          --          296.16                           296.16          296.16

                                                 CLAIM
  VENDOR/EMPLOYEE                       CLASS     NO.             COMMENTS
  ---------------                      -------  -------  --------------------------
LEGAL DEPT/STAPLE INC                     4        110   VPTI DISPUTES CLAIM
LEONARD D JULOS                           4         98   SH
LEONARD SABALA                            4        147   SH
LET'S TALK CELLULAR                       4        121   NOC
LIGAYA KELLY                              4        194   MOVED FROM PRIORITY
LIGHTHOUSE MARKETING                      4         88   FROM PRIORITY/ VPTI DISPUT
LILEA MEEH TR                             4        100   SH
LINDA M. KOZLOWSKI                        4        173   SH
LISA DURAN                                4              NOC
LISA M BRESKY                             4        192   SH
LNC ASSOCIATES                            4              NOC
LOEB & LOEB LLP ATTY AT LAW               4          1   NOC
LOIS M HANSEN                             4         86   SH
LOREN B. MARK                             4         32   SH
LUCENT TECHNOLOGIES, INC.                 4              NOC
LURIA & SON                               4              NOC
LYNN SCHIFF                               4         56   SH
M BUSSARAKUM MD INC                       4         93   SH
MAC WAREHOUSE                             4              NOC
MACOLA INCORPORATED                       4              NOC
MAGGIE CHAMBERS                           4              NOC
MARFRED INDUSTRIES                        4         19   NOC
MARTIN J. & ELEANOR C. GRUBER             4         44   SH
MFS/WORLDCOMM                             4              NOC
MICHAEL ANTHONY GIANNELLI                 4        132   SH
MICRO WAREHOUSE                           4              NOC
MICRO/SYS                                 4         21   NOC
MILLAR COMPANY                            4         20   VPTI DISPUTES AMOUNT
MILLAR COMPANY                            4         51   DUPLICATE
MINILEC SERVICE                           4              NOC
MISCO                                     4              NOC
MITCHELL RUBIN                            4              NOC
MOBILCOMM                                 4              NOC
MOBILECOMM                                4              NOC
MONTE CARLO RESORT & CASINO               4         63   NOC
MONTGOMERY WARD & CO., INC.               4        139   NOC
MOULTON DATA SERVICES, INC.               4         52   NOC
MOUSER ELECTRONICS                        4              NOC
MR JOSEPH RUYZAM                          4        112   SH
MRS ARTHUR BARRON                         4        189   SH
MYRON HITCHCOCK                           4              NOC
NEIL HICKOX                               4              NOC
NEILSEN DILLINGHAM BUILDERS               4              NOC
NEW HORIZONS                              4              NOC
NEW HORIZONS                              4              NOC
NICHOLAS E. WHITNEY JR                    4        127   SH
NICHOLAS E. WHITNEY JR                    4        179   DUPLICATE
NORTHERN LIGHTS (CREDIT BAL)              4              NOC


                                  Exhibit A-6

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS

                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
  ---------------                      ---------------  ----------  --------------  --------------  ---------------  -------------
NOW MESSENGER SERVICE                        1,224.95          --        1,224.95                               --        1,224.95
ON-SITE LASERMEDIC                             511.04          --          511.04          511.04           511.04          511.04
ORKIN PEST CONTROL                             110.00          --          110.00                           110.00          110.00
PACIFIC BELL                                   406.79          --          406.79          365.20           365.20          365.20
PAINE WEBBER INCORPORATED                      567.44          --          567.44                           567.44          567.44
PANASONIC INDUSTRIAL COMPANY                 6,000.00          --        6,000.00                         6,000.00        6,000.00
PATRICIA MARTIN                                                                         20,000.00        20,000.00              --
PATRICIA MARTIN                                                                         20,000.00        20,000.00              --
PAUL L. & DONNA R. BROWN                                                                 5,503.00         5,503.00              --
PHLLIS BOLAND                                                                                  --               --              --
PINNACLE MARKETING GROUP                       989.42          --          989.42                           989.42          989.42
PITNEY BOWES                                   374.48          --          374.48                           374.48          374.48
PLAN I INSTALLATIONS, INC.                   1,856.25          --        1,856.25                         1,856.25        1,856.25
PLASTIC MART                                   183.00          --          183.00          183.00           183.00          183.00
POLLET & WOODBURY                              877.25          --          877.25                           877.25          877.25
PR NEWSWIRE INC.                             4,460.25          --        4,460.25        4,704.00         4,704.00        4,704.00
PRECISION FULFILLMENT SERVICES               7,250.00          --        7,250.00                         7,250.00        7,250.00
PRECISION TRADING                            2,413.00          --        2,413.00                         2,413.00        2,413.00
PROTECTION ONE                                 256.00          --          256.00                           256.00          256.00
PUBLIC STORAGE - CHTSWRTH                      262.00          --          262.00                           262.00          262.00
PUBLIC STORAGE- TARZANA                        544.00          --          544.00                           544.00          544.00
PUBLIC STORAGE- VAN NUYS                       512.00          --          512.00                           512.00          512.00
PURCHASE POWER                                 275.29          --          275.29                           275.29          275.29
RELIABLE CONTAINER CORP.                       800.00          --          800.00                           800.00          800.00
RICHARD R. TOPIELEC                                                                        244.00           244.00              --
RIEMER REPORTING SERVICE, INC.                 796.60          --          796.60                           796.60          796.60
ROLLAND E KARLEN                                                                               --               --              --
ROSA SANCHEZ                                   581.54          --          581.54                           581.54          581.54
S&A DISTRIBUTORS                             2,250.00          --        2,250.00                         2,250.00        2,250.00
SAM BOROFSKY ASSOCIATES                      3,650.24          --        3,650.24                         3,650.24        3,650.24
SAM'CLUB                                     3,195.00          --        3,195.00                         3,195.00        3,195.00
SCOTT HEMMELGARN                             1,153.85          --        1,153.85            0.00             0.00        1,153.85
SCOTT WINNEKER                                                                                 --               --              --
SEAN A KANOV                                                                               800.00           800.00              --
SELECT CIRCUITS                              6,182.45          --        6,182.45                         6,182.45        6,182.45
SERVICE MERCHANDISE COMPANY INC                                                         71,481.10        71,481.10              --
SEVENTH AVENUE                               2,496.00          --        2,496.00                         2,496.00        2,496.00
SHARPER IMAGE                               40,241.00          --       40,241.00       45,360.71        45,360.71       45,360.71
SHOPKO STORES/COMMONWEALTH                   6,500.00          --        6,500.00                         6,500.00        6,500.00
SOUND ADVICE                                   915.00          --          915.00                           915.00          915.00
SOURCE SERVICES CORP                         6,750.00          --        6,750.00       13,304.67        13,304.67        6,750.00
SPECIAL OPERATIONS ASSOC., INC                 116.00          --          116.00                           116.00          116.00
SPIEGEL, INC                                 2,890.00          --        2,890.00                         2,890.00        2,890.00
SPRINT                                          23.53          --           23.53                            23.53           23.53
STANDARD & POOR'S                              925.00          --          925.00                           925.00          925.00
STANDARD PLUS INC.                           4,676.70          --        4,676.70                         4,676.70        4,676.70
STAT HOUSE GRAFIX COLORTONE HS                 394.54          --          394.54                           394.54          394.54
STEPHEN T AND PENNY L RICHARDSON                                                         8,174.50         8,174.50              --

                                                CLAIM
  VENDOR/EMPLOYEE                      CLASS     NO.             COMMENTS
  --------------                      -------  -------  --------------------------
NOW MESSENGER SERVICE                    4              MOVED FROM PRIORITY
ON-SITE LASERMEDIC                       4         16   NOC
ORKIN PEST CONTROL                       4              NOC
PACIFIC BELL                             4         89   NOC
PAINE WEBBER INCORPORATED                4              NOC
PANASONIC INDUSTRIAL COMPANY             4              NOC
PATRICIA MARTIN                          4        168   SH
PATRICIA MARTIN                          4        190   DUPLICATE
PAUL L. & DONNA R. BROWN                 4         41   SH
PHLLIS BOLAND                            4         95   SH
PINNACLE MARKETING GROUP                 4              NOC
PITNEY BOWES                             4              NOC
PLAN I INSTALLATIONS, INC.               4              NOC
PLASTIC MART                             4          6   NOC
POLLET & WOODBURY                        4              NOC
PR NEWSWIRE INC.                         4        177   NOC
PRECISION FULFILLMENT SERVICES           4              NOC
PRECISION TRADING                        4              NOC
PROTECTION ONE                           4              NOC
PUBLIC STORAGE - CHTSWRTH                4              NOC
PUBLIC STORAGE- TARZANA                  4              NOC
PUBLIC STORAGE- VAN NUYS                 4              NOC
PURCHASE POWER                           4              NOC
RELIABLE CONTAINER CORP.                 4              NOC
RICHARD R. TOPIELEC                      4         81   SH
RIEMER REPORTING SERVICE, INC.           4              NOC
ROLLAND E KARLEN                         4        163   SH
ROSA SANCHEZ                             4              NOC
S&A DISTRIBUTORS                         4              NOC
SAM BOROFSKY ASSOCIATES                  4              NOC
SAM'CLUB                                 4              NOC
SCOTT HEMMELGARN                         4         45   NOC
SCOTT WINNEKER                           4         92   SH
SEAN A KANOV                             4        164   SH
SELECT CIRCUITS                          4              NOC
SERVICE MERCHANDISE COMPANY INC          4        136   VPTI DISPUTES CLAIM
SEVENTH AVENUE                           4              NOC
SHARPER IMAGE                            4        134   NOC
SHOPKO STORES/COMMONWEALTH               4              NOC
SOUND ADVICE                             4              NOC
SOURCE SERVICES CORP                     4        191   VPTI DISPUTES AMOUNT
SPECIAL OPERATIONS ASSOC., INC           4              NOC
SPIEGEL, INC                             4              NOC
SPRINT                                   4              NOC
STANDARD & POOR'S                        4              NOC
STANDARD PLUS INC.                       4              NOC
STAT HOUSE GRAFIX COLORTONE HS           4              NOC
STEPHEN T AND PENNY L RICHARDSON         4        186   SH


                                  Exhibit A-7

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                               LISTING OF CLAIMS

                                         AMOUNT OF CLAIM AS ORIGINALLY SCHEDULED
                                       -------------------------------------------                      ALLOWED
                                          UNSECURED     UNSECURED                       AMOUNT           CLAIM
                                         NONPRIORITY     PRIORITY                      OF CLAIM       SUBJECT TO       ESTIMATED
  VENDOR/EMPLOYEE                          BALANCE       BALANCE        TOTAL           FILED          OBJECTION         CLAIM
  ---------------                      ---------------  ----------  --------------  --------------  ---------------  -------------
STERLING COMMERCE NSG                        2,659.87          --        2,659.87                         2,659.87        2,659.87
STERN'S DEPT STORE, INC                                                                  2,367.41         2,367.41        2,367.41
SUNCLIPSE, INC.                                                                            497.11           497.11          497.11
SUNSET TO SUNRISE                              450.00          --          450.00                           450.00          450.00
SUSAN M. CABLE                                                                             742.00           742.00              --
TALA'AT ELLAMI TRADING & CONTRACTING                                                 1,200,000.00     1,200,000.00              --
TELEDYNAMICS                                                                             1,512.71         1,512.71        1,512.71
TELOGY, INC.                                   874.64          --          874.64              --               --        2,364.40
TERRY & NANCY CAMPBELL                                                                   2,362.88         2,362.88              --
THAI PACKAGING                               2,630.00          --        2,630.00                         2,630.00        2,630.00
THE ASM GROUP                                  115.00          --          115.00                           115.00          115.00
THE WINWARD GROUP                              825.00          --          825.00                           825.00          825.00
THREE STAR MARKETING                         1,018.55          --        1,018.55              --               --        1,937.15
THURSLEY GROUP                                 510.00          --          510.00                           510.00          510.00
TMX INTERNATIONAL                            4,599.02          --        4,599.02       30,000.00        30,000.00        4,599.02
TNT SKYPAC INC.                                236.42          --          236.42          242.41           242.41          242.41
TOWER GROUP INT'L                               14.50          --           14.50                            14.50           14.50
TRIWAYS LOGISTICS                               70.00          --           70.00                            70.00           70.00
TWICE                                           94.90          --           94.90                            94.90           94.90
ULTIMATE ELECTRONICS                           473.00          --          473.00                           473.00          473.00
UNITED AUDIO CENTER                          2,243.00          --        2,243.00                         2,243.00        2,243.00
UNITED PARCEL SERVICE                        5,250.39          --        5,250.39                         5,250.39        5,250.39
UNITED PROMOTIONS                            1,380.00          --        1,380.00                         1,380.00        1,380.00
US LABEL                                     1,077.65          --        1,077.65        1,077.65         1,077.65        1,077.65
VENTURE NETWORK RESOURCES                    3,120.22          --        3,120.22                         3,120.22        3,120.22
VERA L. MINER                                                                                  --               --              --
VICTOR E. APLOZAN                                                                              --               --              --
VICTOR SCHWEER                                                                           1,400.00         1,400.00              --
VINCENT SICA JR AND JOAN E SICA                                                          4,750.00         4,750.00              --
VIRGINIA KELLEY                              1,096.16          --        1,096.16                         1,096.16        1,096.16
VITO DE GAETANO                                                                                --               --              --
VOJISLAY PEJIC                                                                             351.88           351.88              --
VOLT                                         2,384.41          --        2,384.41        2,384.41         2,384.41        2,384.41
VORTEX INDUSTRIES                              358.95          --          358.95                           358.95          358.95
WACE THE IMAGING NETWORK                     1,435.00          --        1,435.00                         1,435.00        1,435.00
WAH SHING ELECTRONICS CO., LTD.             23,730.00          --       23,730.00                        23,730.00       11,000.00
WELLS FARGO BANK                                                                         4,835.53         4,835.53              --
WILTEL TELECOMMUNICATIONS SYS                1,581.00          --        1,581.00                         1,581.00        1,581.00
WINFIELD MARKETING                           3,860.00          --        3,860.00        9,956.39         9,956.39              --
XEROX CORPORATION                              854.69          --          854.69                           854.69          854.69
ZEON TECH                              Contingent and                                                           --              --
                                          Unliquidated
ZILOG, INC.                                  2,900.00          --        2,900.00        4,300.00         4,300.00        4,300.00
                                       ---------------  ----------  --------------  --------------  ---------------  -------------
  4 TOTAL                                1,010,242.72          --    1,010,242.72    3,475,303.45     3,905,717.98    1,186,045.54
                                       ---------------  ----------  --------------  --------------  ---------------  -------------
  GRAND TOTAL                            1,034,126.24   16,614.52    1,050,740.76    5,678,756.16     6,117,633.41    1,203,229.95
                                       ===============  ==========  ==============  ==============  ===============  =============

                                                CLAIM
  VENDOR/EMPLOYEE                      CLASS     NO.             COMMENTS
  ---------------                     -------  -------  --------------------------
STERLING COMMERCE NSG                    4              NOC
STERN'S DEPT STORE, INC                  4         78   NOC
SUNCLIPSE, INC.                          4        198   NOC
SUNSET TO SUNRISE                        4              NOC
SUSAN M. CABLE                           4        146   SH
TALA'AT ELLAMI TRADING & CONTRACTING     4        125   VPTI DISPUTES CLAIM
TELEDYNAMICS                             4         83   NOC
TELOGY, INC.                             4         74   MOVED FROM SECURED
TERRY & NANCY CAMPBELL                   4         42   SH
THAI PACKAGING                           4              NOC
THE ASM GROUP                            4              NOC
THE WINWARD GROUP                        4              NOC
THREE STAR MARKETING                     4         71   MOVED FROM PRIORITY
THURSLEY GROUP                           4              NOC
TMX INTERNATIONAL                        4        196   VPTI DISPUTES AMOUNT
TNT SKYPAC INC.                          4        166   NOC
TOWER GROUP INT'L                        4              NOC
TRIWAYS LOGISTICS                        4              NOC
TWICE                                    4              NOC
ULTIMATE ELECTRONICS                     4              NOC
UNITED AUDIO CENTER                      4              NOC
UNITED PARCEL SERVICE                    4              NOC
UNITED PROMOTIONS                        4              NOC
US LABEL                                 4         47   NOC
VENTURE NETWORK RESOURCES                4              NOC
VERA L. MINER                            4         97   SH
VICTOR E. APLOZAN                        4         39   SH
VICTOR SCHWEER                           4        118   SH
VINCENT SICA JR AND JOAN E SICA          4        165   SH
VIRGINIA KELLEY                          4              NOC
VITO DE GAETANO                          4        108   SH
VOJISLAY PEJIC                           4         96   SH
VOLT                                     4         60   NOC
VORTEX INDUSTRIES                        4              NOC
WACE THE IMAGING NETWORK                 4              NOC
WAH SHING ELECTRONICS CO., LTD.          4              $12,730 ASSUMED CONTRACT
WELLS FARGO BANK                         4        138   VPTI DISPUTES CLAIM
WILTEL TELECOMMUNICATIONS SYS            4              NOC
WINFIELD MARKETING                       4        149   VPTI DISPUTES CLAIM
XEROX CORPORATION                        4              NOC
ZEON TECH                                4              NOC

ZILOG, INC.                              4         61   NOC
                                      -------  -------  --------------------------
  4 TOTAL
                                      -------  -------  --------------------------
  GRAND TOTAL
                                      =======  =======  ==========================

                                  Exhibit A-8

                                   EXHIBIT "B"
                      FRANKLIN ELECTRONIC PUBLISHERS, INC.
                              FINANCIAL INFORMATION


     FRANKLIN ELECTRONIC PUBLISHERS, INC. MARCH 31, 1997 ANNUAL REPORT AND
                      10-K AVAILABLE AS A PUBLIC DOCUMENT.

================================================================================

                                   EXHIBIT C


                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.


                             FINANCIAL INFORMATION


================================================================================

                          INDEX TO FINANCIAL STATEMENTS


Balance Sheets at December 31, 1996 and September 30, 1997                        C-2

Statements of Operations for the year ended December 31, 1996
and the nine months ended September 30, 1997                                      C-3

Statements of Stockholders' Equity for the year ended December 31, 1996 and the nine months ended September 30, 1997 C-4

Statements of Cash Flows for the year ended December 31, 1996
and the nine months ended September 30, 1997                                      C-5

Summary of Significant Accounting Policies                                        C-6

Notes to the Financial Statements                                                 C-8

Other Financial Information
Debtor in Possession Monthly Operating Reports
         October 1997                                                             C-10
         November 1997                                                            C-13

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                                 BALANCE SHEETS

                                 ASSETS (NOTE 8)

                                                                           DECEMBER 31,       SEPTEMBER 30,
                                                                               1996               1997
                                                                             (AUDITED)         (UNAUDITED)
                                                                           ------------       ------------
Current assets
   Cash and cash equivalents                                               $    226,615       $     35,886
   Restricted cash                                                              150,000                 --
   Receivables, net of allowance for doubtful accounts                          323,409             66,110
   Receivables sold to financial institution                                  3,367,772            246,624
   Less initial payments received from financial institution                  1,889,052            233,171
                                                                           ------------       ------------
       Net amount due from (to) financial institution                         1,478,720             13,453

   Inventory                                                                  1,831,217            715,062
   Prepaid expenses                                                             101,495             43,446
                                                                           ------------       ------------
       Total current assets                                                   4,111,456            873,957
                                                                           ------------       ------------
Property and equipment
   Equipment                                                                  1,882,569          1,778,634
   Other                                                                        142,512            135,677
                                                                           ------------       ------------
                                                                              2,025,081          1,914,311
   Less accumulated depreciation                                              1,376,449          1,487,270
                                                                           ------------       ------------
     Net property and equipment                                                 648,632            427,041

Patents and technology rights, net of amortization                              267,241            220,343
Deferred costs, net                                                             620,749            350,303
Other assets                                                                    127,496             58,050
                                                                           ------------       ------------
       Total assets                                                        $  5,775,574       $  1,929,694
                                                                           ============       ============

                              LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities
   Accounts payable                                                        $  4,340,981       $    587,653
   Accrued expenses                                                             857,922            740,618
   Current obligations under long term debt (Note 3)                                 --            400,000
                                                                           ------------       ------------
       Total current liabilities                                              5,198,903          1,728,271
Long term debt (Note 3)                                                              --          1,308,750
                                                                           ------------       ------------
       Total liabilities                                                      5,198,903          3,037,021

Commitments and contingencies (Note 9)

Stockholders' equity (deficit)
   Preferred stock, 10,000,000 shares authorized; $1.00 stated value,
     0 and 500,000 shares issued and outstanding                                     --            500,000
   Common stock, 50,000,000 shares authorized; $.001 stated value,
     13,949,072 and  16,011,572 shares issued and outstanding                    13,949             16,012
   Additional paid-in capital                                                27,746,645         27,897,082
   Accumulated deficit                                                      (27,183,923)       (29,520,421)
                                                                           ------------       ------------
       Total stockholders' equity (deficit)                                     576,671         (1,107,327)
                                                                           ------------       ------------
         Total liabilities and stockholders' equity (deficit)              $  5,775,574       $  1,929,674
                                                                           ============       ============

               See accompanying summary of accounting policies and
                         notes to financial statements.

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS

                                                FOR THE YEAR       FOR THE NINE
                                                   ENDED           MONTHS ENDED
                                                 DECEMBER 31,      SEPTEMBER 30,
                                                    1996               1997
                                                  (AUDITED)         (UNAUDITED)
                                                ------------       ------------
Sales                                           $ 10,813,447       $  2,459,475
Less price protection costs                               --           (205,500)
                                                ------------       ------------
   Net sales                                      10,813,447          2,253,975

Costs and expenses
   Cost of goods sold                              7,620,465          2,186,538
   Discontinued model costs (Note 6)                 419,960            790,295
   Marketing                                       2,803,361            974,412
   General and administrative                      2,567,782          1,719,939
   Research and development                        1,061,885            547,669
   Warehouse                                       1,005,901            456,383
                                                ------------       ------------
     Total costs and expenses                     15,479,354          6,675,236
                                                ------------       ------------

Operating loss                                    (4,665,907)        (4,421,261)

Other income (expense)
   Gain on sale of assets (Note 3)                        --            141,527
   Sale of technology license (Note 3)                    --            700,000
   Forgiveness of debt (Note 4)                           --          1,387,842
   Interest expense                                 (227,841)          (130,246)
   Other                                              59,508            (14,360)
                                                ------------       ------------
Net loss                                        $ (4,834,240)      $ (2,336,498)
                                                ============       ============
Net loss per share                              $      (0.35)      $       (.16)
                                                ============       ============
Weighted average common
   shares outstanding                             13,720,414         14,980,320
                                                ============       ============

               See accompanying summary of accounting policies and
                         notes to financial statements.

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
               FOR THE YEAR ENDED DECEMBER 31, 1996 (AUDITED) AND
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                                                       Preferred Stock                  Common Stock
                                                                ----------------------------    ----------------------------
                                                                   Shares          Amount          Shares            Amount
                                                                ------------    ------------    ------------    ------------
Balance, January 1, 1996                                                  --              --      12,486,273    $     12,486

Vendors/employees exercised stock options                                 --              --          90,833              91

Stock options issued to Board of Directors members                        --              --              --              --

Stock options issued to related party                                     --              --              --              --

Shares of common stock issued to manufacturer                             --              --       1,371,966           1,372

Net loss                                                                  --              --              --              --
                                                                ------------    ------------    ------------    ------------
Balance, December 31, 1996                                                --              --      13,949,072    $     13,949

Preferred stock issued to GSS Array (Note 4)                         500,000         500,000              --              --

Stock issued to Franklin Electronics (Note 3)                             --              --       2,000,000           2,000

Stock issued to Mitch Rubin                                               --              --          62,500              63

Net loss                                                                  --              --              --              --
                                                                ------------    ------------    ------------    ------------
Balance, September 30, 1997                                          500,000    $    500,000      16,011,572    $     16,012
                                                                ============    ============    ============    ============

                                                                 Additional                       Stockholders'
                                                                   Paid In      Accumulated         Equity
                                                                   Capital        Deficit          (Deficit)
                                                                ------------    ------------     ------------
Balance, January 1, 1996                                        $ 25,679,900    $(22,349,683)    $  3,342,703

Vendors/employees exercised stock options                             15,065              --           15,156

Stock options issued to Board of Directors members                    48,000              --           48,000

Stock options issued to related party                                 50,000              --           50,000

Shares of common stock issued to manufacturer                      1,953,680              --        1,955,052

Net loss                                                                  --      (4,834,240)      (4,834,240)
                                                                ------------    ------------     ------------
Balance, December 31, 1996                                      $ 27,746,645    $(27,183,923)    $    576,671

Preferred stock issued to GSS Array (Note 4)                              --              --          500,000

Stock issued to Franklin Electronics (Note 3)                        148,000              --          150,000

Stock issued to Mitch Rubin                                            2,437              --            2,500

Net loss                                                                  --      (2,336,498)      (2,336,498)
                                                                ------------    ------------     ------------
Balance, September 30, 1997                                     $ 27,897,082    $(29,520,421)    $ (1,107,327)
                                                                ============    ============     ============


            See accompanying summary of accounting policies and notes
                            to financial statements.

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS


                                                                    FOR THE YEAR         FOR THE NINE
                                                                        ENDED            MONTHS ENDED
                                                                    DECEMBER 31,         SEPTEMBER 30,
                                                                        1996                 1997
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                      (AUDITED)           (UNAUDITED)
                                                                    ------------         ------------
Cash flows from operating activities:
   Net loss                                                         $ (4,834,240)        $ (2,336,498)
   Adjustments to reconcile net loss
      to net cash used in operating activities:
       Depreciation and amortization                                     832,415              468,911
Compensatory stock options                                                48,000                2,400
       Gain on sale of assets                                                 --             (141,527)
       Gain on forgiveness of debt                                            --           (1,387,842)
       Discontinued model costs                                          419,960              790,295
       Writedown of inventory                                            150,000              400,000
       Reserve for parts commitments                                     729,000                   --
   Changes in operating assets and liabilities:
       (Increase) decrease in restricted cash                           (150,000)             150,000
       Decrease in receivables, net                                    3,260,987            1,722,566
       Decrease in inventory                                             980,613              640,371
       Decrease in prepaid expenses                                       37,386               58,049
       Increase in patents and technology rights                        (100,000)                  --
       Increase in deferred costs                                       (494,509)            (139,375)
       (Increase) decrease in other assets                              (155,918)              69,446
       Increase (decrease) in accounts payable                         2,394,383           (1,865,486)
       Decrease in accrued expenses                                     (747,458)            (387,767)
                                                                    ------------         ------------
         Net cash provided by (used in) operating activities           1,641,619           (1,956,457)
                                                                    ------------         ------------
Cash flows from investing activities:
   Capital expenditures                                                 (259,569)            (160,101)
   Proceeds from the sale of property and equipment                           --               64,579
                                                                    ------------         ------------
         Net cash used in investing activities                          (259,569)             (95,522)
                                                                    ------------         ------------
Cash flows from financing activities:
   Payments on loan payable                                           (3,265,439)                  --
   Proceeds from the exercise of stock options and warrants               15,156                   --
   Proceeds from note payable                                                 --            1,708,750
   Proceeds from sale of common stock                                         --              152,500
                                                                    ------------         ------------
       Net cash provided by (used in) financing activities            (3,250,283)           1,861,250
                                                                    ------------         ------------
Net decrease in cash and cash equivalents                             (1,868,233)            (190,729)
                                                                    ------------         ------------
Cash and cash equivalents at the beginning of the year                 2,094,848              226,615
                                                                    ------------         ------------
Cash and cash equivalents at the end of the year                    $    226,615         $     35,886
                                                                    ============         ============


      See summary of accounting policies and notes to financial statements.

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.

                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


REVENUE RECOGNITION

         The Company recognizes revenue upon shipment of product.

CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

INVENTORY

         Inventory consists of finished goods and is valued at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

PROPERTY AND EQUIPMENT

         Property and equipment are stated at cost and are depreciated on a straight-line basis using estimated useful lives which range from 3-7 years.

PATENTS AND TECHNOLOGY RIGHTS

         Patents are stated at cost less amortization, which is provided on a straight-line basis over 15 years. Technology rights are stated at cost less amortization, which is provided on a straight-line basis over 3 years. Patents and technology rights are expensed when management believes they provide no future benefit.

DEFERRED COSTS

         Deferred costs include capitalized product development, product improvement, and user manual design and development costs, less amortization, which is provided on a straight-line basis over 2-3 years. Such costs are periodically reviewed each year based upon management's estimates of sales of the related products. Deferred costs are written off when management believes they provide no future benefit.

INCOME (LOSS) PER SHARE

         Net income (loss) per common share is calculated by dividing net income
(loss) applicable to common stock by the weighted average number of shares of common stock and common stock equivalent shares outstanding during each year. Common stock equivalents have not been included since their effect would be anti-dilutive.

INCOME TAXES

         The Company utilizes Statement of Financial Accounting Standards No. 109, 'Accounting for Income Taxes' (SFAS No. 109). This standard employs an asset and liability approach in accounting for income taxes, the objective of which is to recognize the amount of current and deferred taxes payable or receivable at the date of the financial statements using the provisions of enacted tax laws.

ACCOUNTING ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses at the date that the financial statements are prepared. Actual results could differ from those estimates.

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The carrying values of cash, cash equivalents, restricted cash, accounts receivable, accounts payable, and loan payable approximate their fair values because of the short maturity of these instruments.

IMPAIRMENT OF LONG-LIVED ASSETS

         Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of" (SFAS No. 121) establishes guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, and certain identifiable intangible assets, should be recognized and how impairment losses should be measured. The adoption of this standard did not have a material effect on the Company's financial position or results of operations.

STOCK BASED COMPENSATION

         As of January 1, 1996, the Company adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (SFAS
123), which establishes a fair value method of accounting for stock-based compensation plans. In accordance with SFAS 123, the Company has chosen to continue to account for employee stock-based compensation utilizing the intrinsic value method prescribed in APB 25. Accordingly, compensation cost for stock options is measured as the excess, if any, of the fair market price of the Company's stock at the date of grant over the amount an employee must pay to acquire the stock.

         Also, in accordance with SFAS 123, the Company is to make a footnote disclosure with respect to stock-based employee compensation. The cost of stock-based employee compensation is measured at the grant date based on the value of the award and recognized over the service period. The value of the stock based award is determined using a pricing model whereby compensation cost is the excess of the fair value of the stock as determined by the model at grant date or other measurement date over the amount an employee must pay to acquire the stock. For the year ended December 31, 1996 and the period ended September 30, 1997, additional compensation cost as measured pursuant to SFAS 123 for options granted in 1997, 1996, and 1995 was not material. Accordingly, pro forma net loss and net loss per share is not applicable.

RECLASSIFICATION

         Reclassification of certain prior year amounts have been made to conform to current year classification.

                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS

                                   (UNAUDITED)

NOTE 1 -- The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-QSB. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair presentation have been included. For further information, refer to the financial statements, and footnotes thereto, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996. Operating results for the nine month period ended September 30, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997.

NOTE 2 -- On September 22, 1997, the Company filed a petition with the United States Bankruptcy Court, Central District of California, under the provisions of Chapter 11 of the Bankruptcy Code. The Company is continuing to operate as a "Debtor in Possession" under such code. The Company is in the process of preparing a plan of reorganization to file with the Bankruptcy Court in conjunction with Franklin Electronic Publishers, Inc. ("Franklin"), the Company's largest secured creditor. No assurance can be given that such plan will be completed, filed, and/or approved by the court, or other interested parties of the bankruptcy case.

NOTE 3 -- In May 1997, the Company consummated a transaction involving two agreements with Franklin Electronic Publishers, Inc. The first agreement was a Purchase and Loan Agreement in which the two companies entered into the following transactions: 1) The Company transferred and sold to Franklin for $450,000 in cash its inventory, rights to work in process, manufacturing assets, marketing assets, and software and hardware design assets for the Company's IQoVOICE(TM) Organizer Models 5150 and 5160 (IQoVOICE Pocket Organizers); 2) The Company sold to Franklin for $150,000 in cash 2,000,000 shares of the Company's common stock, par value $.001 per share, representing the approximate market price of the Company's common stock at the time of the transaction; and 3) Franklin loaned the Company cash equal to $1,200,000, in addition to $500,000 previously loaned to the Company in the first quarter of 1997, and restructured the previous payment terms into a new $1,700,000 promissory note. The new note carries interest at a rate of 10% per year. The interest is payable monthly, with principal payments of $400,000 due on April 30 of each year commencing April 30, 1998 and ending April 30, 2001, with the final installment in the amount necessary to repay the full balance of the loan. The second agreement was a Technology Transfer Agreement in which the two companies entered into the following transactions: 1) The Company granted to Franklin a non-exclusive perpetual license for technology rights evidenced by the Company's patent related to operation of Voice Organizer products as well as other technology and software developed by the Company related to or used in the Model 5150 and 5160 for a non-refundable advance royalty of $700,000; and 2) the Company assigned the rights to VoiceLogic(TM) Technology to Franklin, and Franklin granted back to the Company a non-exclusive perpetual license of the VoiceLogic Technology, including the right to sublicense, for the development, manufacture, sale and distribution of Voice Organizer products with recording times in excess of four minutes and any other electronic products that are not Voice Organizers, subject to the Company remaining obligated to pay royalties to Franklin at the same rates for which the Company was obligated to the inventor of the VoiceLogic Technology prior to its assignment to Franklin. As a result of the completion of these transactions, the Company recognized $141,000 as a gain on the sale of assets, and $700,000 as income from the sale of the technology license.

NOTE 4 -- Also in May 1997, the Company entered into agreements with Flextronics (Malaysia) SDN. BHD. ("Flextronics") and GSS/Array Technology, Inc. ("GSS"), the manufacturers of the Company's products, relating to the resolution of outstanding liabilities and commitments. The Company entered into a Settlement Agreement with Flextronics under which the Company made a cash payment and assigned the proceeds due pursuant to a licensing agreement with Kong Wah Video for a voice operated television remote control device to Flextronics as full and final settlement for all outstanding liabilities and commitments other than approximately $260,000 in inventory which had already been manufactured by Flextronics. The Company committed to purchase such inventory prior to June 30, 1997, but has only purchased $185,000 as of yet. Flextronics continues to work with the Company regarding the continuing efforts to purchase the remaining inventory. The Company also entered into a Discounted Payment and Adequate Assurance of Performance Agreement with GSS under which the Company made a cash payment and issued 500,000 shares of non-voting, non-cumulative, convertible preferred stock, with a $0.06 per share mandatory dividend payable annually in cash or common stock at the option of the Company on the anniversary date of issuance, as full and final settlement of outstanding liabilities. The preferred stock carries a $1.00 per share liquidation preference and each share is convertible into four (4) shares of the Company's common stock. Further, at the option of GSS, for a one year period the Company has agreed to either appoint a representative of GSS to the Board of Directors of the Company or to allow a representative to attend Board of Directors meetings as a non-voting observer. Also under the Discounted Payment and Adequate Assurance of Performance Agreement, GSS has agreed to continue to manufacture pursuant to the terms of the original Manufacturing Agreement for a period of not less than six months. Lastly, on or about May 22, 1997, the Company entered into agreements with many of its other trade creditors in which the trade creditors agreed to accept discounted lump sum payments in full consideration of current obligations of the Company. As a result of these agreements, the Company recognized a gain from forgiveness of debt of $1,388,000.

NOTE 5 -- As of May 1, 1997, the Company entered into three agreements with Edward M. Krakauer establishing the terms and conditions under which Mr. Krakauer resigned as the Company's president and CEO. Under the first agreement, a Termination Agreement, Mr. Krakauer's employment agreement was terminated and a negotiated payment plan was established for accrued salaries of $52,000 owed to the date of termination plus a discounted balance of the terminated employment agreement of $190,000. Payments applicable to the foregoing will be made at various intervals through June 30, 1998. Under the terms of the second agreement, a Consulting Agreement, Mr. Krakauer would serve the Company as a consultant through June 30, 1998, at an annual rate of $60,000 per year. Under the third agreement, Mr. Krakauer was granted 75,000 stock options at an exercise price of $.008 per share (which was 20% of the fair market value per share at the time of the grant in accordance with previous options granted by the Company for non-employee directors). Mr. Krakauer will remain The Chairman of the Company's Board of Directors.

NOTE 6 -- As of June 30, 1997 the Company elected to discontinue future production of two of its product lines: the low cost version of the IQoVOICE Organizer, originally introduced in the fourth quarter of 1995, and the IQoVOICE Organizer/Pager, originally introduced in the fourth quarter of 1996. As a result, the Company wrote off $88,000 and $215,000 which, respectively, was the book value of the tooling and product development costs associated with the discontinued products. Further, the Company wrote down the inventory value of the related finished goods by $217,000, and established a reserve of $270,000 relating to a program to promote sales of the two product lines and maintain existing retail shelf space. As such, the total cost charged to operations as of June 30, 1997 related to discontinued products was $790,000

NOTE 7 -- The Company had entered into a letter agreement dated May 2, 1996 with Everen Securities Inc. ("ESI") regarding the retention of ESI's services as financial advisor and agent. This agreement was terminated by the Company February 3, 1997. ESI has subsequently asserted a claim against the Company for fees due as a result of the Franklin transactions in the amount of $450,000. The Company and ESI are presently in a dispute as to the validity of this claim. The Company intends to vigorously defend its position on this matter, however no assurances can be made as to the outcome. The Company has not made any accruals relating to this matter at the present time.

NOTE 8 -- As of September 22, 1997, with letter amendment dated October 7, 1997, the Company entered into a revolving $400,000 Loan and Security Agreement with Franklin which had not been borrowed against as of September 30, 1997. The term of the agreement is the earliest of (a) March 3, 1998; (b) the effective date of an order confirming a plan of reorganization of the Company; or (c) at the option of Lender, immediately and without notice upon the occurrence or during the continuation of an Event of Default as defined in the agreement. The agreement is collateralized by all of the assets of the Company, subordinate only to the security interest of KBK Financial Corporation in pre-petition accounts receivable and inventory of the Company. Borrowings under the agreement are permitted up to 75% of accounts receivable and 50% of open purchase orders held by the Company. Accounts receivable and purchase orders to be borrowed against must be approved by Franklin for eligibility. The agreement carries an interest rate of 12% per annum on the average daily balance. The agreement, as amended, also provides for Franklin to guarantee payment to the Company's suppliers for shipments pursuant to purchase orders, which have been approved by Franklin, for the manufacture of products. The amounts of such guarantees are deducted from the amount otherwise borrowable based on approved accounts receivable and purchase orders.

NOTE 9 -- The Company's financial statements have been prepared assuming that the Company will continue as a going concern. At September 30, 1997, current liabilities exceeded current assets by $853,000, and the Company's accumulated deficit aggregated $29,520,000. Further, as stated in Note 2, the Company has filed a Chapter 11 bankruptcy petition. Accordingly, there is substantial doubt regarding the Company's ability to continue as a going concern. The Company's ability to continue operations is dependent upon completing a plan of reorganization, filing said plan with the Bankruptcy Court, having the Court and other interested parties approve the plan, and then implementing the plan. Success of the plan is dependent, among other things, on reaching a satisfactory level of profitability and generating sufficient cash flow resources to meet ongoing obligations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties. There is no assurance given that the Company will continue as a going concern.

                       OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------      ----------------------------------------------------------
In re:  VOICE POWERED TECHNOLOGY                      DEBTOR IN POSSESSION OPERATING REPORT
INTERNATIONAL, INC.
                                                      Report Number :       2                        Page 1 of 3
                                                                            -
                                        Debtor.
                                                      For the period FROM:                           10/1/97
-----------------------------------------------
Chapter 11 Case No.:  LA-97-46292-VZ                                                        TO:      10/31/97
------------------------------------------------      ----------------------------------------------------------

1.    Profit and Loss Statement (Accrual Basis Only)
      A.   Related to Business Operations:
           Gross Sales                                                      $250,564
                                                                           ----------
           Less:  Sales Returns and Discounts                                  9,101
                                                                           ----------
                 Net Sales                                                           241,463
                                                                                     --------
           Less:  Cost of Goods Sold
           Beginning Inventory at Cost                                       490,300
                                                                           ----------
           Add: Purchases                                                    147,352
                                                                           ----------
           Less:  Ending Inventory at Cost                                   460,340
                                                                           ----------
                 Cost of Goods Sold                                                  177,312
                                                                                     --------
                       Gross Profit                                                            64,151
                                                                                             ---------
                       Other Operating Revenues (Specify)                                           0
                                                                                             ---------
           Less:  Operating Expenses:
           Officer Compensation                                               36,668
                                                                           ----------
           Salaries and Wages - Other Employees                               39,072
                                                                           ----------
                 Total Salaries and Wages                                             75,740
                                                                                     --------
                 Employee Benefits and Pensions                                        5,218
                                                                                     --------
           Payroll Taxes                                                       3,601
                                                                           ----------
           Real Estate Taxes                                                       0
                                                                           ----------
           Federal and State Income Taxes                                          0
                                                                           ----------
                 Total Taxes                                                           3,601
                                                                                     --------
           Rent and Lease Exp. (Real Property and Personal Property)          11,211
                                                                           ----------
           Interest Expense (Mortgage, Loan, etc.)                             4,871
                                                                           ----------
           Insurance                                                           7,519
                                                                           ----------
           Automobile Expense                                                  3,100
                                                                           ----------
           Utilities (Gas, Electric, Water, Telephone, etc.)                   2,556
                                                                           ----------
           Depreciation and Amortization                                      53,045
                                                                           ----------
           Repairs and Maintenance                                               291
                                                                           ----------
           Advertising                                                             0
                                                                           ----------
           Supplies, Office Expense, Photocopies, etc.                         5,346
                                                                           ----------
           Bad Debts                                                               0
                                                                           ----------
           Sales Commissions                                                   1,950
                                                                           ----------
           Royalty                                                             2,095
                                                                           ----------
           Parts for repairs                                                   9,881
                                                                           ----------
           Freight                                                             7,972
                                                                           ----------
           Miscellaneous Operating Expenses - (Specify)                            0
                                                                           ----------
                 Total Operating Expenses                                            194,396
                                                                                     --------
                       Net Gain/Loss from Business Operations                                (130,245)
                                                                                             ---------
      B.   Not Related to Business Operations:
           Income:
                 Interest Income                                                         115
                                                                                     --------
                 Other Non-Operating Revenues (Specify) -
                   Rental of customer list                                             1,071
                                                                                     --------
                 Gross Proceeds on Sale of Assets                              2,500
                                                                           ----------
                 Less:  Original Cost of Assets plus Expenses of Sale          2,500
                                                                           ----------
                       Net Gain/Loss on Sale of Assets                                     0
                                                                                     --------
                 Total Non-Operating Income                                                     1,186
                                                                                             ---------
           Expenses Not Related to Business Operations:
                 Legal and Professional Fees (Specify) -
                   Robinson, Diamant                                                  33,287
                                                                                     --------
                 Other Non-Operating Expenses (Specify)                                    0
                                                                                     --------
                 Total Non-Operating Expenses                                                  33,287
                                                                                             ---------
      NET INCOME/LOSS FOR PERIOD                                                             ($162,346)
                                                                                             ---------

Revised April 1989               OPERATING REPORT                          UST-4

               DEBTOR IN POSSESSION OPERATING REPORT NO.: 1          Page 2 of 3

2. Aging of Accounts payable and Accounts Receivable (exclude pre-petition accounts payable):

                                        Accounts Payable      Accounts Receivable
                                        ----------------      -------------------
         Current     Under 30 days           $66,500                 $278,297
         Overdue     31-60 days                1,688                   44,045
         Overdue     61-90 days                    0                   90,089
         Overdue     91-120 days                   0                  123,777
         Overdue     Over 121 Days                 0                   98,250
                                             -------                 --------
         TOTAL                               $68,188                 $634,458
                                             -------                 --------

3. Statement of Status of Payment to Secured Creditors and Lessors:


                              Frequency                                     Post-Petition
                           of Payments per      Amount        Next        Payments Not Made
         Creditor/         Contract/Lease      of Each       Payment     --------------------
           Lessor         (i.e., mo. qtr.)     Payment*        Due       Number       Amount
      -------------       ----------------     --------      -------     --------------------
      KBK Financial              n/a           $ 38,923         n/a

* Payments of pre-petition receivables made directly from customers to KBK Financial via lock box deposit.

4.    Tax Liability:

          Gross Payroll Expense for Period:                      $75,740
          Gross Sales for Period Subject to Sales Tax:           $     0

                                                                                     Post-Petition
                                                                                      Taxes Still
                                                          Date Paid   Amount Paid*       Owing
                                                          ---------   ------------   -------------
           Federal Payroll and Withholding Taxes                          $21,520            $0
           State Payroll and Withholding Taxes                             $3,988             0
           State Sales and Use Taxes                                            0             0
           Real Property Taxes                                                  0             0

*   Amounts paid through ADP payroll services.

5.    Insurance Coverage:                                   Carrier/            Amount        Policy            Premium
                                                              Agent               of         Expiration       Paid Through
                                                              Name             Coverage         Date              Date
                                                            -----------        ---------     ----------       ------------
           Workers Compensation                             B.G. BALMER        1,000,000       6/1/98           10/31/97
           Liability                                        B.G. BALMER        1,000,000       6/1/98           10/31/97
           Fire and Extended Coverage                       B.G. BALMER          300,000       6/1/98           10/31/97
           Property                                         B.G. BALMER        1,000,000       6/1/98           10/31/97
           Theft                                            B.G. BALMER          100,000       6/1/98           10/31/97
           Life (Beneficiary: _______)                      B.G. BALMER                0       6/1/98           10/31/97
           Vehicle                                          B.G. BALMER        1,000,000       6/1/98           10/31/97
           Other (Specify):Ocean Cargo                      B.G. BALMER       100,000.00       6/1/98           10/31/97

                  DEBTOR IN POSSESSION OPERATING REPORT NO.: 1       Page 3 of 3

6.    Questions:

      A. Has the Debtor In Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                 : Yes Explain:
                               ------------------------------------------------
           ------
             X   : No
           ------

      B. Has the Debtor In Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                 : Yes Explain:
                               ------------------------------------------------
           ------
             X   : No
           ------

7.    Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                            State Type of         Total Post-
                                            Professional        Petition Amount
          Name of Professional           (Atty,/Acct./etc.)         Unpaid
      ---------------------------        ------------------     ---------------
       Robinson, Diamant, & Brill             Attorney              $15,000

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach Separate sheet if necessary)

      None

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

      Quarterly          Total                                                                  Quarterly
        Period       Disbursements       Quarterly          Date        Amount       Check      Fee Still
        Ending        for Quarter           Fee             Paid         Paid         No.         Owing
      ----------     -------------       ---------        --------      ------       -----      ---------
       9/30/97            $0               $250           10/27/97       $250         1040         $0

I, Mitchell Rubin, President, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  November 14, 1997
                                     /s/ Mitchell B. Rubin, President
                                     ------------------------------------------
                                     Debtor in Possession or Trustees

                       OFFICE OF THE UNITED STATES TRUSTEE

------------------------------------------------    ----------------------------------------------------------
In re:  VOICE POWERED TECHNOLOGY                    DEBTOR IN POSSESSION OPERATING REPORT
INTERNATIONAL, INC.
                                                    Report Number :       3                        Page 1 of 3
                                                                          -
                                        Debtor.
                                                    For the period FROM:                           11/1/97
-----------------------------------------------
Chapter 11 Case No.:  LA-97-46292-VZ                                                      TO:      11/30/97
------------------------------------------------    ----------------------------------------------------------

1.    Profit and Loss Statement (Accrual Basis Only)
      A.   Related to Business Operations:
           Gross Sales                                                              $350,768
                                                                                -------------
           Less:  Sales Returns and Discounts                                          2,142
                                                                                -------------
                 Net Sales                                                                     348,626
                                                                                             ----------
           Less:  Cost of Goods Sold
           Beginning Inventory at Cost                                               460,340
                                                                                -------------
           Add: Purchases                                                            435,251
                                                                                -------------
           Less:  Ending Inventory at Cost                                           644,375
                                                                                -------------
                 Cost of Goods Sold                                                            251,216
                                                                                             ----------
                       Gross Profit                                                                       97,410
                                                                                                       ----------
                       Other Operating Revenues (Specify)                                                      0
                                                                                                       ----------
           Less:  Operating Expenses:
           Officer Compensation                                                       32,501
                                                                                -------------
           Salaries and Wages - Other Employees                                       29,935
                                                                                -------------
                 Total Salaries and Wages                                                       62,436
                                                                                             ----------
                 Employee Benefits and Pensions                                                  5,295
                                                                                             ----------
           Payroll Taxes                                                               2,515
                                                                                -------------
           Real Estate Taxes                                                               0
                                                                                -------------
           Federal and State Income Taxes                                                  0
                                                                                -------------
                 Total Taxes                                                                     2,515
                                                                                             ----------
           Rent and Lease Exp. (Real Property and Personal Property                   11,211
                                                                                -------------
           Interest Expense (Mortgage, Loan, etc.)                                     3,100
                                                                                -------------
           Insurance                                                                   7,905
                                                                                -------------
           Automobile Expense                                                          2,650
                                                                                -------------
           Utilities (Gas, Electric, Water, Telephone, etc.)                           4,099
                                                                                -------------
           Depreciation and Amortization                                              53,045
                                                                                -------------
           Repairs and Maintenance                                                         0
                                                                                -------------
           Advertising                                                                 3,242
                                                                                -------------
           Supplies, Office Expense, Photocopies, etc.                                 5,932
                                                                                -------------
           Bad Debts                                                                       0
                                                                                -------------
           Sales Commissions                                                           2,343
                                                                                -------------
           Royalty                                                                     3,432
                                                                                -------------
           Parts for repairs                                                           2,452
                                                                                -------------
           Freight and postage                                                         8,773
                                                                                -------------
           Miscellaneous Operating Expenses - (Specify)                                    0
                                                                                -------------
                 Total Operating Expenses                                                      178,430
                                                                                             ----------
                       Net Gain/Loss from Business Operations                                            (81,020)
                                                                                                       ----------
      B.   Not Related to Business Operations:
           Income:
                 Interest Income                                                                   190
                                                                                             ----------
                 Other Non-Operating Revenues (Specify) - Rental of customer list                    0
                                                                                             ----------
                 Gross Proceeds on Sale of Assets                                          0
                                                                                -------------
                 Less:  Original Cost of Assets plus Expenses of Sale                      0
                                                                                -------------
                       Net Gain/Loss on Sale of Assets                                               0
                                                                                             ----------
                 Total Non-Operating Income                                                                  190
                                                                                                       ----------
           Expenses Not Related to Business Operations:
                 Legal and Professional Fees (Specify) - Robinson, Diamant                      18,671
                                                                                             ----------
                 Other Non-Operating Expenses (Specify)                                              0
                                                                                             ----------
                 Total Non-Operating Expenses                                                             18,671
                                                                                                       ----------
      NET INCOME/LOSS FOR PERIOD                                                                        ($99,501)
                                                                                                       ----------

-------------------------------------------------------------------------------
Revised April 1989              OPERATING REPORT                          UST-4
-------------------------------------------------------------------------------

                 DEBTOR IN POSSESSION OPERATING REPORT NO.: 1        Page 2 of 3

2. Aging of Accounts payable and Accounts Receivable (exclude pre-petition accounts payable):

                                            Accounts Payable        Accounts Receivable
                                            ----------------        -------------------
     Current     Under 30 days                   $96,543                 $316,406
     Overdue     31-60 days                       45,512                   91,269
     Overdue     61-90 days                          152                   20,962
     Overdue     91-120 days                           0                        0
     Overdue     Over 121 Days                         0                  307,050
                                                --------                 --------
     TOTAL                                      $142,207                 $735,687
                                                --------                 --------

3. Statement of Status of Payment to Secured Creditors and Lessors:

                        Frequency                                          Post-Petition
                     of Payments per       Amount           Next          Payments Not Made
   Creditor/         Contract/Lease        of Each        Payment       ---------------------
     Lessor         (i.e., mo. qtr.)       Payment          Due         Number         Amount
---------------     ----------------       -------        -------       ------         ------
KBK Financial              n/a             $8,311*          n/a
Franklin **                n/a               n/a            n/a
H. Bennett***              mo.             $1,582         12/4/97

* Payments of pre-petition receivables made directly from customers to KBK Financial via lock box deposit.

** Operating under post-petition financing agreement with Franklin Electronic Publishers, Inc.

*** Month to month rental agreement for warehouse facilities.

4.    Tax Liability:

           Gross Payroll Expense for Period:                  $62,436
           Gross Sales for Period Subject to Sales Tax:       $     0

                                                                                         Post-Petition
                                                                                          Taxes Still
                                                        Date Paid      Amount Paid*          Owing**
                                                       ----------      -----------       -------------
           Federal Payroll and Withholding Taxes                           $7,424            $5,420
           State Payroll and Withholding Taxes                             $1,507            $1,147
           State Sales and Use Taxes                                            0                 0
           Real Property Taxes                                                  0                 0

*     Amounts paid through ADP payroll services.

**    Amounts paid through ADP payroll services on 12/1/97

5.    Insurance Coverage:

                                                Carrier/           Amount            Policy           Premium
                                                  Agent               of            Expiration       Paid Through
                                                  Name             Coverage            Date              Date
                                               -----------       -----------        ----------       ------------
           Workers Compensation                B.G. BALMER         1,000,000          6/1/98           11/30/97
           Liability                           B.G. BALMER         1,000,000          6/1/98           11/30/97
           Fire and Extended Coverage          B.G. BALMER           300,000          6/1/98           11/30/97
           Property                            B.G. BALMER         1,000,000          6/1/98           11/30/97
           Theft                               B.G. BALMER           100,000          6/1/98           11/30/97
           Life (Beneficiary: _______)         B.G. BALMER                 0          6/1/98           11/30/97
           Vehicle                             B.G. BALMER         1,000,000          6/1/98           11/30/97
           Other (Specify):Ocean Cargo         B.G. BALMER        100,000.00          6/1/98           11/30/97

                    DEBTOR IN POSSESSION OPERATING REPORT NO.: 1     Page 3 of 3

6.    Questions:

      A. Has the Debtor In Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?

                 : Yes Explain:
           ------
             X   : No
           ------

      B. Has the Debtor In Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                 : Yes Explain:
           ------
             X   : No
           ------

7.    Statement of Unpaid Professional Fees (Post-Petition Amounts Only)

                                                  State Type of         Total Post-
                                                  Professional        Petition Amount
         Name of Professional                  (Atty,/Acct./etc.)         Unpaid
      --------------------------               ------------------     ---------------
      Robinson, Diamant, & Brill                    Attorney              $30,000

8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach Separate sheet if necessary)

      Filed plan of reorganization and disclosure statement on November 12, 1997.

9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

         Quarterly         Total                                                                       Quarterly
           Period      Disbursements       Quarterly          Date          Amount        Check        Fee Still
           Ending       for Quarter           Fee             Paid           Paid          No.           Owing
         ---------     -------------       ---------         --------       ------        ------       ---------
          9/30/97           $0               $250            10/27/97        $250          1040            $0

I, Mitchell Rubin, President, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.

Dated:  December 15, 1997
                                        /s/ Mitchell B. Rubin, President
                                        ----------------------------------------
                                        Debtor in Possession or Trustees

================================================================================



                                   EXHIBIT D


                      FAIR MARKET VALUE OF ESTATE'S ASSETS



================================================================================

                                   EXHIBIT D
                          FAIR MARKET VALUE OF ASSETS


Cash                                                              $   33,000

Security Deposits                                                     25,000

Accounts Receivable--net of reserves and
    allowances for uncollectible accounts                            250,000

Inventory (Liquidation Value)(Note 1)                                150,000

Office Furniture and Equipment                                        50,000

Manufacturing Equipment and Tooling (Note 1)                         145,000

Patents, Trademarks, Software
    Technology and other intangible assets (Note 1)                  355,000
                                                                  ----------

Total Fair Market Value of Assets                                 $1,008,000
                                                                  ==========



Note 1. The above amounts are based upon liquidation values for existing non-manufacturing assets and values the assets related to manufacturing the Company's IQ-VOICE(TM) Organizer product line at $500,000.

Note 2. The above assets are subject to a post petition security interest of Franklin Electronic Publishers Inc. of $185,000 as of December 31, 1997.

================================================================================


                                  EXHIBIT E


================================================================================

                                  EXHIBIT "E"


                                                                                            PRE-PETITION
            PARTY                               DESCRIPTION OF CONTRACT                     AMOUNTS DUE
-------------------------------------      ---------------------------------------          ------------
Wah Shing Electronics Co., Ltd.            Debtor is purchaser.  Purchase orders               $12,730
9th Floor, Lea Him Ind. Bld.               (4) for tooling dated July 15, August
41-43 Wong Chuk Hang Road                  4, and (2) September 10, 1997
Aberdeen, Hong Kong

Chi Hang Mould (H.K.) Ltd.                 Debtor is purchaser.  Purchase orders               $17,750
Unit 7-8, 12/F Block B                     (2) for tooling dated June 5, and July
Hoi Luen Ind. Centre                       24, 1997
55 Hoi Yuen Road
Kwun Tong, Kowloon, Hong Kong

Franklin Electronic Publishers, Inc.       Debtor's licensee.  Technology Transfer             $15,000
One Franklin Plaza                         Agreement dated May 21, 1997 mutually
Burlington, New Jersey 08016-4907          granting licenses of technology to the
                                           other party inclusive of voice
                                           recognition technology utilized in
                                           Debtor's products